Exhibit 10.17

EXECUTION VERSION

MASTER ENERGY SERVER PURCHASE AGREEMENT

between

BLOOM ENERGY CORPORATION

as Seller

and

DIAMOND STATE GENERATION PARTNERS, LLC

as Buyer

dated as of April 13, 2012

i

ii

Section 11.9.	Interpretation	38
Section 11.10.	Entire Agreement	38
Section 11.11.	Construction of Agreement	38
Section 11.12.	Severability	38
Section 11.13.	Attorneys’ Fees	38
Section 11.14.	Further Assurances	39
Section 11.15.	Independent Contractors	39
Section 11.16.	Limitation on Export	39
Section 11.17.	Time of Essence	39
Section 11.18.	Right of Offset	39
Section 11.19.	No Rights in Third Parties	39

ANNEXES

Annex A

Annex B

Annex C

Annex D

Annex E

EXHIBITS

Exhibit A

Exhibit B

Exhibit C

iii

MASTER ENERGY SERVER PURCHASE AGREEMENT

This MASTER ENERGY SERVER PURCHASE AGREEMENT (this “Agreement”), dated as of April 13, 2012 (the “Agreement Date”), is entered into by and between BLOOM ENERGY CORPORATION, a Delaware corporation (“Seller”), and DIAMOND STATE GENERATION PARTNERS, LLC, a Delaware limited liability company (“Buyer”). Seller and Buyer are referred to in this Agreement individually, as a “Party” and, collectively, as the “Parties”.

RECITALS

WHEREAS, Seller is in the business of designing, constructing and installing on-site solid oxide fuel cell power generating systems capable of being powered by renewable fuels;

WHEREAS, Buyer is a company formed at the direction of Seller for the purpose of purchasing and owning Bloom Systems for the generation of electricity and sale of electricity and capacity generated by the Bloom Systems into the PJM Grid;

WHEREAS, the customer base of Delmarva Power & Light Company (“DPL”), an investor owned utility company regulated by the Delaware Public Service Commission (“DPSC”) will be subject to a charge to be collected on behalf of Buyer by DPL under the REPS Act and the Tariffs, and DPL has agreed to provide natural gas service and to serve as the collection and disbursement agent of Buyer pursuant to the Tariffs and the DPL Agreements;

WHEREAS, pursuant to REPS Act Section 352(16), Seller will be a “Qualified Fuel Cell Provider” (“QFCP”), and pursuant to the QFCP-RC Tariff, Buyer will be a “QFCP Generator” (“QFCP Generator”), and pursuant to REPS Act Section 352(17) the Facilities shall constitute a “Qualified Fuel Cell Provider Project” (“Qualified Fuel Cell Provider Project”);

WHEREAS, in 2011, Buyer purchased from Seller pursuant to the December 30 Bill of Sale, certain Bloom Systems and other parts and equipment to be incorporated into Bloom Systems, and Buyer presently owns such Bloom Systems and other parts and equipment;

WHEREAS, Buyer and Seller intended that the costs incurred by Seller for such Bloom Systems and other parts and equipment and the transfer of such Bloom Systems and other parts and equipment to Buyer in 2011 pursuant to the December 30 Bill of Sale qualified Buyer for the safe harbor for beginning construction in 2011 pursuant to the Guidance;

WHEREAS, Buyer desires to purchase, and Seller desires to sell, additional Bloom Systems which, together with the Bloom Systems previously purchased by Buyer, will have an aggregate Nameplate Capacity of up to 30 MW, and which Bloom Systems will be installed in two Facilities when and as the conditions to such installation are met as provided in this Agreement;

NOW, THEREFORE, in consideration of the mutual covenants, representations, warranties and agreements hereinafter set forth, and intending to be legally bound hereby, the Parties agree as follows:

AGREEMENT

ARTICLE I.

DEFINITIONS

Section 1.1. Definitions. As used in this Agreement, capitalized terms not otherwise defined shall have the meanings set forth below:

“Actual kWh” means the actual energy output in kWh produced by each Bloom System and aggregated together.

“Administrative Services Agreement” means the Administrative Services Agreement dated as of April 13, 2012 among Seller, Buyer and Diamond State Generation Holdings, LLC.

“Affiliate” of any Person means a Person that directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, the Person specified.

“Agreement” is defined in the preamble.

“Agreement Date” is defined in the preamble.

“Bill of Sale” means a bill of sale in substantially the form attached hereto as Exhibit B.

“Bloom System” or “Bloom Systems” means all on-site solid oxide fuel cell power generating systems capable of being powered by renewable fuels designed, constructed and installed by Seller, including both Safe Harbor Systems and Ordered Systems, which will have an aggregate Nameplate Capacity of up to 30 MW and which will be installed in two Facilities.

“BOF” means, for each Site, the Electrical Interconnection Facilities, the natural gas supply facilities, the water supply facilities, the data communications facilities, the foundations for the Bloom Systems, and any other ancillary facilities and equipment installed in connection with the Facility at each Site.

“BOF Warranty” is defined in Section 8.2.

“BOF Work” is defined in Section 3.4(a).

“Business Day” means a day other than a Saturday, Sunday or other day on which banks in New York, New York, or San Francisco, California, are authorized or required to close.

“Buyer” is defined in the preamble.

“Buyer Default” is defined in Section 9.2.

“Buyer Indemnitee” is defined in Section 10.3.

“Buyer’s Lender” means any Person providing senior or subordinated construction, debt or equity financing or refinancing for or in connection with the development, construction,

purchase, or installation of the Facility or any part thereof, including any equity and tax investor providing financing or refinancing in connection therewith, and any trustee or agent acting on their behalf, and any Person providing interest rate protection agreements to hedge any of the foregoing debt obligations.

“Calendar Quarter” means each period of three months ending on March 31, June 30, September 30 and December 31.

“Claiming Party” is defined in Section 9.5.

“Code” means the Internal Revenue Code of 1986, as amended.

“Commencement of Operations” means, with respect to any Bloom System, the completion and the performance of all of the following activities:

(a) such Bloom System has been Placed in Service;

(b) such Bloom System (i) has been attached to the load at the Site and (ii) is performing at the Warranty Specifications (measured over a 24 hour period and not over the Look Back Period or on a Portfolio basis as referenced in the definition of Warranty Specifications; provided that for this purpose the percentage in “Minimum Power Product” shall be deemed to be [***] rather than [***]);

(c) such Bloom System has satisfied the conditions precedent for “Facility Commercial Operation Date” and the “Initial Delivery Date” (each as defined in the QFCP-RC Tariff) and Seller has performed and successfully completed all necessary acts under the Interconnection Agreements (including performance testing) and has obtained written permission from the applicable Person granting Buyer permission to interconnect with the PJM Grid pursuant thereto;

(d) Seller shall have furnished a written certification from Seller addressed to Buyer certifying, without any qualification, that Seller has installed such Bloom System in accordance with Performance Standards; and

(e) Seller shall have furnished a written certification from the Independent Engineer addressed to Buyer certifying, without any qualification, that (i) such Bloom System’s commissioning has been successfully completed and (ii) such Bloom System has achieved commercial operation (and if such Bloom System is the first Bloom System installed at such Facility then the Independent Engineer must also certify, without qualification, that Seller has installed all BOF Work necessary for the operation of that Facility).

“Company LLC Agreement” means the Amended and Restated Limited Liability Company Agreement of Diamond State Generation Holdings, LLC, dated as of April 13, 2012 between Clean Technologies II, LLC and Mehetia Inc.

“Confidential Information” is defined in Section 6.1.

“Credit Agreement” has the meaning set forth in the ECCA.

[***] Confidential Treatment Requested

“Credit Documents” has the meaning set forth in the ECCA. “DDOT” means the Delaware Department of Transportation.

“DDOT Site Lease” means the Lease Agreement between DDOT and Buyer dated as of July, 2011, as it may be amended to extend the term or otherwise.

“DDP (Incoterms 2010)” means Delivered Duty Paid (DDP) as such term is used in the International Rules for the Interpretation of Trade Terms (identified as “INCOTERMS® 2010”) as prepared by the International Chamber of Commerce.

“December 30 Bill of Sale” means the Bill of Sale and Agreement, effective as of December 30, 2011, between Seller and Buyer pursuant to which Safe Harbor Systems and Safe Harbor Equipment were sold by Seller to Buyer for purposes of meeting the 5% safe harbor for Grant eligibility under the Guidance.

“Delivery Date” means, with respect to each Bloom System, the date when such Bloom System is physically delivered to its Site.

“Delivery Notice” has the meaning provided in Section 2.l(c).

“DPL” has the meaning provided in the recitals.

“DPL Agreements” means the service applications between Buyer and DPL with respect to the REPS Act and the Tariffs, whereby DPL shall (a) serve as the agent for collection of amounts due from Buyer (if any) and for disbursement of amounts due to Buyer under the QFCP-RC Tariff and (b) sell to Buyer natural gas under the Gas Tariff.

“DPL Site Lease” means the Lease Agreement between DPL and Buyer dated as of February 10, 2012.

“DPSC” has the meaning provided in the recitals.

“ECCA” means the Equity Capital Contribution Agreement with respect to Diamond State Generation Holdings, LLC, among Clean Technologies II, LLC, Diamond State Generation Holdings, LLC, Buyer and Mehetia Inc., dated as of March 16, 2012.

“Efficiency” means the quotient of E/F, where E = the electricity produced by the Portfolio, measured in BTUs (British Thermal Units) at a conversion rate of 3,412 BTUs per kWh, and F = the fuel consumed by the Portfolio, measured in BTUs on a Lower Heating Value basis.

“Efficiency Bank” means “banked” volumes of natural gas which the Buyer is permitted to accrue in a tracking account under the QFCP-RC Tariff Section C.(5) and which are available to offset any Efficiency Warranty shortfall. An example of the operation of the Efficiency Bank is attached as Exhibit C.

“Efficiency Warranty” has the meaning provided in Section 8.8.

“Efficiency Warranty Period” has the meaning provided in Section 8.8.

“Electrical Interconnection Facilities” means the equipment and facilities required to safely and reliably interconnect a Facility to the PJM Grid or the transmission system of another Transmitting Utility in whose territory the Facility is located, as applicable, including the collection system between each Bloom System, transformers and all switching, metering, communications, control and safety equipment, including the facilities described in any applicable Interconnection Agreement.

“Energy” means three-phase, 60-cycle alternating current electric energy constituting the Actual kWh.

“Equity Contributions” has the meaning set forth in the Company LLC Agreement.

“Facility” means the Bloom Systems and the BOF at a Site.

“Facility Meter” means the revenue quality electricity generation meter to be located at the metering point (the proposed location of which is to be identified in the Interconnection Agreement), which Facility Meter shall register all Energy produced by a Facility and delivered to the Interconnection Point.

“FERC” means the Federal Energy Regulatory Commission and any successor.

“Force Majeure Event” means any event or circumstance that (a) prevents a Party from performing its obligations under this Agreement; (b) was not foreseeable by such Party; (c) was not within the reasonable control of, or the result of the negligence of such Party; and (d) such Party is unable to reasonably mitigate, avoid or cause to be avoided with the exercise of due diligence. It shall include failure or interruption of performance due to: an act of God, civil or military authority, war, civil disturbances, terrorist activities, fire, explosions, the elements, the gas supplier’s failure to comply with gas delivery, quality or pressure requirements, the external power delivery system (a/k/a the grid) being out of the required specifications or total failure (a/k/a brownout or blackout), PJM or other electric grid curtailment, or failure of equipment not utilized by or under the control of the Party claiming the Force Majeure Event (or any Affiliate or subcontractor of such Party). Force Majeure Event does not include the lack of economic resources of a Party or Seller’s failure to design and construct the Bloom Systems and the BOF so as to meet the respective warranties hereunder.

“Funding Payments” has the meaning set forth in the ECCA.

“Gas Payment Shortfall” means the cost of natural gas, in any billing period under the QFCP-RC Tariff, for the quantity of natural gas used by Buyer that exceeds the quantity of natural gas that would have been utilized at the Target Heat Rate (as defined in the QFCP-RC Tariff) and the Efficiency Bank does not have a positive balance available to offset such excess.

“Gas Tariff” means DPL’s Service Classification “LVG-QFCP-RC” filed for gas service applicable to REPS Qualified Fuel Cell Provider Projects and approved by the DPSC in Order no. 8062 dated October 18, 2011, as adopted and supplemented by DPSC’s Findings, Opinion and Order No. 8079, dated December 1, 2011.

“Governmental Approvals” means (a) any authorizations, consents, approvals, licenses, rulings, permits, tariffs, rates, certifications, variances, orders, judgments, decrees by or with a relevant Governmental Authority and (b) any required notice to, any declaration of, or with, or any registration or filing by, or with, any relevant Governmental Authority.

“Governmental Authority” means any foreign, federal, state, local or other governmental, regulatory or administrative agency, court, commission, department, board, or other governmental subdivision, legislature, rulemaking board, court, tribunal, arbitrating body or other governmental authority.

“Grant” has the meaning set forth in the ECCA.

“Guidance” has the meaning set forth in the ECCA.

“Indemnifiable Loss” means any claim, demand, suit, loss, liability, damage, obligation, payment, cost or expense (including the cost and expense of any action, suit, proceeding, assessment, judgment, settlement or compromise relating thereto and reasonable attorneys’ fees and reasonable disbursements in connection therewith).

“Indemnified Party” is defined in Section 10.4.

“Indemnifying Party” is defined in Section 10.4.

“Independent Engineer” means the Person appointed pursuant to Section 3.10.

“Initial 10 MW” is defined in Section 4.2(d)(i).

“Initial Funding Date” has the meaning set forth in the ECCA.

“Intellectual Property” shall mean any or all of the following and all rights therein, arising therefrom, or associated therewith: (i) all U.S. patents and utility models and applications therefor and all reissues, divisions, re-examinations, renewals, extensions, provisionals, continuations and continuations-in-part thereof, improvements thereto, and equivalent or similar rights anywhere in the world in inventions and discoveries, including invention disclosures; (ii) all trade secrets, know-how and confidential and proprietary information, including software, and other rights in trade secrets, know-how and confidential or proprietary information including software; (iii) all copyrights, copyright registrations and applications therefor and all other rights corresponding thereto throughout the world, and any renewals, modifications and extensions thereof; (iv) all moral and economic rights of authors and inventors, however denominated, throughout the world; (v) all industrial designs and any registrations and applications therefor throughout the world; (vi) all rights in any words, names, symbols, or devices or any combinations thereof, adopted and used by the Seller and/or its licensees throughout the world to identify the source of its goods and services and distinguish them from those manufactured or sold by others, and all goodwill associated therewith, including all U.S. trademark and service mark registrations and applications therefor (including intent-to- use applications); all brand names, trade names, and trade dress; all rights in World Wide Web addresses and domain names and applications and registrations therefor; and any renewals, modifications and extensions thereof; and (vii) any similar, corresponding or equivalent rights to any of the foregoing anywhere in the world.

“Interconnection Agreement” means an agreement among Buyer, DPL and/or PJM regarding interconnection of the Facility to the transmission or distribution system of the Transmitting Utility.

“Interconnection Point” is defined in the QFCP-RC Tariff.

“Investor” has the meaning set forth in the ECCA.

“IRS” means the Internal Revenue Service.

“kW” means kilowatt.

“kWh” means kilowatt-hour.

“Legal Requirement” means any law, statute, act, decree, ordinance, rule, directive (to the extent having the force of law), tariff (including the Tariffs), order, treaty, code or regulation or any interpretation of any of the foregoing, as enacted, issued or promulgated by any Governmental Authority, including all amendments, modifications, extensions, replacements or re-enactments thereof, in each case applicable to or binding upon such Person or any of its properties or to which such Person or any of its property is subject.

“Letter Agreement” means that certain Letter Agreement dated October 10, 2011 between Seller and the State of Delaware, as may be amended from time to time.

“Liens” means any lien, security interest, mortgage, hypothecation, encumbrance or other restriction on title or property interest.

“Look Back Period” means each calendar year following the Commencement of Operations for a Bloom System (or, in the case of the calendar year in which delivery of a Bloom System has occurred, the portion of such calendar year commencing on the date such Bloom System achieved Commencement of Operations), but excluding with respect to each relevant Bloom System any period during such calendar year when such Bloom System was (a) subject to a Force Majeure Event, (b) not delivering Energy to the PJM Grid because of a failure to perform by DPL under the DPL Agreements or PJM under the PJM Agreements, or (c) required to be disconnected from the PJM Grid or otherwise required not to deliver Energy to the PJM Grid as the result of a Legal Requirement or action by or a directive from the applicable electric utility or PJM with respect to such Bloom System (e.g., due to a grid event).

“Maximum Liability” means, with respect to Seller, the aggregate Residual Value of the Portfolio as of such date, and with respect to Buyer, [***] Dollars ([***]); provided that a reduction in the Maximum Liability of Seller shall never result in a requirement for Buyer or any Buyer Indemnitee to return any money to Seller. Maximum Liability will be determined on an aggregate basis between this Agreement and the O&M Agreement.

[***] Confidential Treatment Requested

“Minimum Efficiency Level” means [***] percent ([***]) Efficiency while a Bloom System is operating at Nameplate Capacity, measured over the Efficiency Warranty Period.

“Minimum kWh” means the product of (x) the number of hours in the applicable Power Performance Warranty Period minus the number of hours for each Bloom System in the Portfolio as of the last day of the applicable Power Performance Warranty Period when each such Bloom System (i) was subject to a Force Majeure Event, (ii) was not delivering Energy to the PJM Grid because of a failure to perform by DPL under the DPL Agreements or PJM under the PJM Agreements or (iii) was required to be disconnected from the grid or otherwise required not to deliver Energy to the PJM Grid as the result of a Legal Requirement or action by or a directive from the applicable electric utility or PJM with respect to such Bloom System (e.g., due to a grid event), and (y) the Minimum Power Product for the applicable Power Performance Warranty Period.

“Minimum Power Product” means the aggregate Nameplate Capacity of the Bloom Systems in the Portfolio in kW for the applicable Power Performance Warranty Period multiplied by (1) [***] percent ([***]) when this term is used for the One-Month Power Performance Warranty or (2) [***] percent ([***]) when this term is used for the One-Year Power Performance Warranty. An example of a calculation of the Minimum Power Product is set forth in Annex A.

“MW” means megawatt.

“MWh” means megawatt-hour.

“Nameplate Capacity” means the maximum rated output of a generator, prime mover, or other electric power production equipment under specific conditions designated by the manufacturer.

“O&M Agreement” means the Master Operation and Maintenance Agreement, dated on or about the Agreement Date, between Seller and Buyer, providing for the maintenance and extended warranty of the Bloom Systems sold to Buyer under this Agreement.

“One-Month Power Performance Warranty Period” has the meaning provided in Section 8.7.

“One-Year Power Performance Warranty Period” has the meaning provided in Section 8.7.

“Ordered System” means each Bloom System that is ordered by Buyer from Seller pursuant to a Purchase Order.

“Party” and “Parties” have the meanings set forth in the preamble.

“Performance Standards” has the meaning provided in Section 3.9.

[***] Confidential Treatment Requested

“Permits” means all Governmental Approvals that are necessary under applicable Legal Requirements, this Agreement, or the O&M Agreement to have been obtained at such time in light of the stage of development of the Portfolio to site, construct, test, operate, maintain, repair, lease, own or use each Facility as contemplated in this Agreement, the O&M Agreement, or the ECCA, to sell electricity from the Portfolio or for a Party to enter into this Agreement or to consummate any transaction contemplated hereby, in each case in accordance with all applicable Legal Requirements.

“Permitted Liens” means any (a) Liens that are released or otherwise terminated at or prior to the Delivery Date of the encumbered assets; (b) obligations or duties to any Governmental Authority arising in the ordinary course of business (including under licenses and permits held by Buyer and under all applicable laws, rules, regulations and orders of any Governmental Authority); (c) obligations or duties under easements, leases or other property rights; (d) liens in favor of Buyer’s Lender; and (e) any other liens agreed to in writing by Seller and Buyer.

“Person” means any individual, partnership, limited liability company, joint venture, corporation, trust, unincorporated organization, or governmental entity or any department or agency thereof.

“PJM” means PJM Interconnection, LLC, a regional transmission organization.

“PJM Agreements” is defined in the QFCP-RC Tariff.

“PJM Grid” means the system of transmission lines, distribution lines, and associated facilities that have been placed under PJM’s operational control.

“Placed in Service” means, with respect to any Bloom System, the completion and performance of all of the following activities: (1) obtaining the necessary licenses and permits for the operation of such Bloom System and the sale of power generated by the Bloom System, (2) completion of critical tests necessary for the proper operation of such Bloom System, (3) synchronization of such Bloom System onto the electric distribution and transmission system of the relevant local utility and/or the PJM Grid and (4) the commencement of daily operation of such Bloom System.

“Portfolio” means, on an aggregate basis, all Bloom Systems owned by Buyer that were purchased pursuant to this Agreement or the December 30 Bill of Sale and that have achieved Commencement of Operations.

“Portfolio Warranty” is defined in Section 8.1.

“Power Performance Warranty” is defined in Section 8.7.

“Power Performance Warranty Period” is defined in Section 8.7.

“Prudent Electrical Practices” means those practices, methods, equipment, specifications and standards of safety and performance, as the same may change from time to time, as are commonly used by a significant portion of the grid-tied electrical generation industry operating in the United States as good, safe and prudent engineering practices in connection with the design, construction, operation, maintenance, repair and use of electrical and other equipment, facilities and improvements of such electrical generating facility, including any applicable practices, methods, acts, guidelines, standards and criteria of FERC, PJM, and all applicable Legal Requirements.

“Purchase Order” means a purchase order for Ordered Systems to be purchased by Buyer in substantially the form of Exhibit A.

“Purchase Price” means the purchase price for an Ordered System, based on the total Nameplate Capacity for such Ordered System, [***]. With respect to each Ordered System, there shall be credited against the Purchase Price the purchase price (set forth in the December 30 Bill of Sale) of any Safe Harbor Equipment incorporated into such Ordered System.

“OFCP” is defined in the recitals.

“OFCP Generator” is defined in the recitals.

“OFCP-RC Tariff” means DPL’s Service Classification “QFCP-RC” for REPS Qualified Fuel Cell Provider Projects as approved by the DPSC in Order no. 8062 dated October 18, 2011, as adopted and supplemented by DPSC’s Findings, Opinion and Order No. 8079, dated December 1, 2011.

“Qualified Fuel Cell Provider Project” is defined in the recitals.

“Representatives” of a Party means such Party’s authorized representatives, including its professional and financial advisors.

“REPS Act” means the Renewable Energy Portfolio Standards Act, as amended by S.B. 124, enacted July 10, 2011 (Title 26, Chap. 1, section 351 et seq. of the Code of the State of Delaware).

“Residual Value” means, for any Bloom System, [***] of the Purchase Price for such Bloom System until the second anniversary of Commencement of Operations, declining by [***] (i.e. [***]) on each anniversary of such date thereafter. (For example, on the fifth anniversary of Commencement of Operations, the Residual Value will be [***] of the Purchase Price).

“Safe Harbor Equipment” means all parts and equipment to be used in Bloom Systems sold by Seller to Buyer pursuant to the December 30 Bill of Sale.

“Safe Harbor Systems” means all Bloom Systems sold by Seller to Buyer pursuant to the December 30 Bill of Sale.

“SCADA” means the supervisory control and data acquisition systems.

“Section 8.2(b) Warranty” is defined in Section 8.2(b).

[***] Confidential Treatment Requested

“Seller” is defined in the Preamble.

“Seller Default” is defined in Section 9.1.

“Seller Indemnitee” is defined in Section 10.1.

“Service Provider” is defined in the O&M Agreement.

“Site” means, as applicable, (a) the parcel of land leased from DPL to Buyer under the DPL Site Lease and all easements appurtenant, easements in gross, license agreements and other rights running in favor of Buyer which provide access to the applicable Facility or (b) the parcel of land leased from DDOT to Buyer under the DDOT Site Lease and all easements appurtenant, easements in gross, license agreements and other rights running in favor of Buyer which provide access to the applicable Facility, in each case on which Seller shall install a Facility pursuant to this Agreement.

“Site Leases” means, collectively, the DPL Site Lease and the DDOT Site Lease.

“Site Preparation Services” means preparing each Site for installation of the Facility, obtaining the required Permits to construct, operate and maintain the each Facility, and providing for the Electrical Interconnection Facilities and any other ancillary facilities and equipment between the Bloom Systems and the local utility or PJM Grid and otherwise performing the tasks described in the QFCP-RC Tariff Section B.(2) or required to prepare each Site for the Bloom Systems at such Site to attain Commencement of Operations.

“Software” shall mean each software program provided by Seller to Buyer as source code, object code, firmware, printed or interpreted form.

“Software License” is defined in Section 7.1.

“Subsequent Funding Termination Date” has the meaning set forth in the ECCA.

“Tariffs” means the QFCP-RC Tariff and the Gas Tariff.

“Tax” (and, with correlative meaning, “Taxes” and “Taxable”) means:

(i) any taxes, customs, duties, charges, fees, levies, penalties or other assessments imposed by any federal, state, local or foreign taxing authority, including, but not limited to, income, gross receipts, windfall profit, severance, property, production, sales, use, license, excise, franchise, net worth, employment, occupation, payroll, withholding, social security, alternative or add-on minimum, ad valorem, transfer, stamp, or environmental tax, or any other tax, custom, duty, fee, levy or other like assessment or charge of any kind whatsoever, together with any interest, penalty, addition to tax, or additional amount attributable thereto; and

(ii) any liability for the payment of amounts with respect to payment of a type described in clause (i), including as a result of being a member of an affiliated, consolidated, combined or unitary group, as a result of succeeding to such liability as a result of merger, conversion or asset transfer or as a result of any obligation under any tax sharing arrangement or tax indemnity agreement.

“Third Party Claim” means any claim, action, or proceeding made or brought by any Person who is not (a) a Party to this Agreement, (b) an Affiliate of a Party to this Agreement or (c) Mehetia ·Inc. or an Affiliate of Mehetia Inc. (and that is not a claim based on breach by the Indemnified Party of its obligations under this Agreement).

“Transaction Documents” means this Agreement, the O&M Agreement, the Company LLC Agreement, the ECCA and the Administrative Services Agreement.

“Transmitting Utility” has the meaning set forth in the QFCP-RC Tariff. “Treasury” has the meaning set forth in the ECCA.

“Warranty Period” means, for each Bloom System, the period beginning on the date of Commencement of Operation for such Bloom System and ending on the second anniversary of such date.

“Warranty Specifications” means (a) that the Portfolio has (i) achieved the Minimum kWh as provided in Section 8.7 and (ii) performed at no less than the Minimum Efficiency Level as provided in Section 8.8, and (b) that Seller is in compliance with Section 8.9.

Section 1.2. Other Definitional Provisions.

(a) As used in this Agreement and in any certificate or other documents made or delivered pursuant hereto or thereto, financial and accounting terms not defined in this Agreement or in any such certificate or other document, and financial and accounting terms partly defined in this Agreement or in any such certificate or other document to the extent not defined, will have the respective meanings given to them under GAAP. To the extent that the definitions of financial and accounting terms in this Agreement or in any such certificate or other document are inconsistent with the meanings of such terms under GAAP, the definitions contained in this Agreement or in any such certificate or other document will control.

(b) The words “hereof”, “herein”, “hereunder”, and words of similar import when used in this Agreement will refer to this Agreement as a whole and not to any particular provision of this Agreement. Section references contained in this Agreement are references to Sections in this Agreement unless otherwise specified. The term “including” will mean “including without limitation”.

(c) The definitions contained in this Agreement are applicable to the singular as well as the plural forms of such terms and to the masculine as well as to the feminine and neuter genders of such terms.

(d) Any agreement, instrument or statute defined or referred to herein or in any instrument or certificate delivered in connection herewith means (unless otherwise indicated herein) such agreement, instrument or statute as from time to time amended, modified or supplemented and includes (in the case of agreements or instruments) references to all attachments thereto and instruments incorporated therein.

(e) Any references to a Person are also to its permitted successors and assigns.

ARTICLE II.

PURCHASE AND SALE

Section 2.1. Purchase Orders.

(a) Buyer may, from time to time on or before the Subsequent Funding Termination Date, submit Purchase Orders to Seller for the purchase of Ordered Systems (not to exceed, in the aggregate with the Safe Harbor Systems, 30 MW in Nameplate Capacity) in accordance with the terms hereof. So long as no Buyer Default has occurred and is continuing hereunder, Seller shall promptly accept each such Purchase Order by countersigning and returning it to Buyer; provided that the failure of Seller to countersign or return to Buyer a Purchase Order shall not invalidate such Purchase Order and Seller shall be obligated to deliver the Ordered System under such Purchase Order as contemplated by this Agreement.

(b) Each Purchase Order shall specify, among other details required by the terms thereof, the number of Ordered Systems ordered, the Site to which each such Ordered System shall be delivered and the requested delivery date (which shall be no earlier than ten (10) days following the date of such Purchase Order, unless otherwise agreed by Seller) and the projected date Commencement of Operations for each such Ordered System is to occur.

(c) Seller shall give Buyer no less than ten (10) days prior written notice of the scheduled delivery date for each Ordered System (such notice, a “Delivery Notice”).

Section 2.2. Payment of Purchase Price. For each Ordered System for which Buyer has submitted a Purchase Order:

(a) Seller shall invoice Buyer for payment of the Purchase Price for such Ordered System as follows:

(i) (A) on the Initial Funding Date [***] percent ([***]) of the Purchase Price for each Ordered System expected to be delivered in the first or second Calendar Quarter occurring after the Initial Funding Date (with Seller crediting against the Purchase Price the cost of Safe Harbor Equipment to be incorporated into such Ordered System, if any) and (B) on the first day of each Calendar Quarter thereafter, [***] percent ([***]) of the Purchase Price for each Ordered System expected to be shipped in the subsequent Calendar Quarter (with Seller crediting against the Purchase Price the cost of Safe Harbor Equipment to be incorporated into such Ordered System, if any); and

(ii) on the Delivery Date for each Ordered System, [***] percent ([***]) of the Purchase Price for such Ordered System (with Seller crediting against the Purchase Price, to the extent not previously credited pursuant to Section 2.2(a)(i), the cost of Safe Harbor Equipment incorporated into such Ordered System, if any), plus any Taxes identified in the applicable invoice and for the account of Buyer under Section 2.2(c).

Notwithstanding the foregoing, if Buyer (a) admits in writing its inability to pay its debts generally as they become due; (b) files a petition or answer seeking reorganization or

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arrangement under the federal bankruptcy laws or any other applicable law or statute of the United States of America or any State, district or territory thereof; (c) makes an assignment for the benefit of creditors; (d) consents to the appointment of a receiver of the whole or any substantial part of its assets; (e) has a petition in bankruptcy filed against it, and such petition is not dismissed within [***] days after the filing thereof; or if (f) a court of competent jurisdiction enters an order, judgment, or decree appointing a receiver of the whole or any substantial part of Buyer’s assets, and such order, judgment or decree is not vacated or set aside or stayed within [***] days from the date of entry thereof; or (g) under the provisions of any other law for the relief or aid of debtors, any court of competent jurisdiction shall assume custody or control of the whole or any substantial part of Buyer’s assets and such custody or control is not terminated or stayed within [***] days from the date of assumption of such custody or control, then Seller shall have the right to require that the payment of [***] percent ([***]) of the Purchase Price for such Ordered System as provided by clause (ii) above be made immediately prior to the delivery of such Ordered System.

(b) Each invoice shall include the following information for each applicable Bloom System:

(i) the Site on which the Ordered System will be installed and the location at which the Ordered System was manufactured;

(ii) the serial number, Nameplate Capacity and purchase order number;

(iii) the Purchase Price, including details of (x) all amounts previously paid towards or credited against the Purchase Price (including the cost of Safe Harbor Equipment incorporated into such Ordered System, if any) and (y) all amounts remaining due and payable on the Purchase Price;

(iv) whether any Safe Harbor Equipment owned by Buyer is or is to be incorporated into the Ordered System; and

(v) such other information as Buyer may reasonably request.

(c) Buyer shall pay all state and local sales, use or other transfer. Taxes required to be paid by Buyer and attributable to the transfer of the Ordered System to Buyer, except that Seller shall be responsible for and pay any Taxes arising as a result of any components of such Ordered Systems or any Ordered Systems being acquired from a source outside of the United States, provided that this reference to Ordered Systems “being acquired from a source outside of the United States” shall not relieve Seller of its obligations to deliver Bloom Systems (after the Initial 10 MW of Bloom Systems delivered hereunder or sold to Buyer pursuant to the December 30 Bill of Sale) manufactured in Delaware as required under the QFCP-RC Tariff.

(d) All final payments of the Purchase Price will be due [***] Business Days following both (i) the receipt by Buyer of an invoice pursuant to Section 2.2(a)(ii) with respect to an Ordered System and (ii) certification to Buyer that Commencement of Operations of such Ordered System has occurred; provided, however, that the final payment for each Ordered System shall not be due until all shared infrastructure at such Site necessary for installation or operation of such Ordered System at such Site, including without limitation, the BOF Work for

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such Ordered System, shall have been completed in accordance with the Performance Standards and is available for commercial operation, as certified by the Independent Engineer. Interest shall accrue daily on sums not paid when due, at the lesser of a monthly rate of [***] percent ([***]) or the highest rate permissible by law on the unpaid balance.

(e) If Buyer defaults in any payment when due for any Ordered System (other than with respect to amounts being disputed in good faith), Seller may, on not less than [***] Business Days prior notice to Buyer, at its option and without prejudice to its other remedies, (i) suspend performance of its obligations hereunder for such Ordered System, or defer delivery of such Ordered System to Buyer and (ii) require that (until all such outstanding payment defaults have been cured) the payment of [***] percent ([***]) of the Purchase Price for future Ordered Systems required under Section 2.2(a)(ii) above be made immediately prior to the delivery of such Ordered System, but Seller shall not be able to otherwise suspend performance of its obligations hereunder for other Bloom Systems for which no such default exists.

(f) Seller shall promptly pay all subcontractors working on the Bloom Systems delivered and installed under this Agreement. Seller shall discharge any Liens by such subcontractors within [***] days of receiving notice thereof. Seller shall release all Liens in favor of Seller on each Ordered System upon final payment of the Purchase Price for such Ordered System. After receipt of the [***] deposit for each Ordered System as provided in Section 2.2(a)(i), Seller will issue a statement of the balance of the Purchase Price for such Ordered System, being the amount which, once paid to Seller, will cause Seller to release its lien on the Ordered System. Seller hereby agrees that third parties, such as, without limitation, Buyer’s Lenders, may rely on each such statement.

Section 2.3. Purchase and Sale of Bloom Systems. Except for Safe Harbor Equipment incorporated into an Ordered System (which Buyer holds title to as of the date hereof), upon the Delivery Date for an Ordered System Seller shall be deemed to have sold, assigned, conveyed, transferred and delivered to Buyer, and Buyer shall be deemed to have purchased, assumed and acquired from Seller, all of Seller’s right, title and interest in and to such Ordered System, the sale of such Ordered System shall occur and Seller shall provide Buyer with (a) a Bill of Sale evidencing the same and (b) lien waivers from each subcontractor performing BOF Work at the applicable Site, stating that such subcontractor has been paid all amounts owed to it as of the date of the lien waiver.

ARTICLE III.

DELIVERY AND INSTALLATION OF SYSTEMS AND BALANCE OF FACILITIES

Section 3.1. Access to Site. Seller shall be responsible for ascertainment of the suitability of each Site and each Site’s soil condition for construction of the applicable Facility. Notwithstanding the QFCP-RC Tariff, as between Seller and Buyer, Seller shall be solely responsible for all “Site Preparation Costs” (as defined in the QFCP-RC Tariff) and all Site Preparation Services. Seller, as administrator for Buyer pursuant to the Administrative Services Agreement shall provide, or arrange for DPL or DDOT, as applicable, to provide, access to the applicable Site to permit Seller to deliver and install each Bloom System and the BOF to the applicable Site and to connect the Facility to DPL or the PJM Grid, as the case may be. If Buyer requires a change in the location of the Site from that specified in a Purchase Order, Buyer shall submit a written notice to Seller setting forth the details of such location change.

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Section 3.2. Delivery of Bloom Systems.

(a) Each Ordered System shall be delivered to the applicable Site no more than ten (10) days before and no more than sixty (60) days after the requested delivery date specified in the applicable Purchase Order. Each Safe Harbor System shall be delivered to the applicable Site no more than sixty (60) days after the request for delivery of such Safe Harbor System by Buyer and in such a manner that a Grant is expected to be available for the applicable Site.

(b) Delivery of each Ordered System shall be DDP (Incoterms 2010) to the Site specified in the relevant Purchase Order, in accordance with the Delaware Uniform Commercial Code then in effect. Title to each Ordered System, except for title to any Safe Harbor Equipment which Buyer holds title to as of the date hereof, shall pass to Buyer upon Seller’s delivery of such Ordered System at the relevant Site, and such title shall be good and marketable and free of all Liens, except as provided in Section 2.2(f). Except for the Safe Harbor Equipment (with respect to which Buyer has the risk of loss or damage as of the date hereof), from and after the Delivery Date of each Ordered System all risk of loss or damage to such Ordered System shall be borne by Buyer.

(c) To the extent any Ordered System has not achieved Commencement of Operations within [***] days of the Delivery Date for such Ordered System (other than as a result of a Force Majeure Event, except that failure to satisfy any of the conditions set forth in Sections 2.7(v), (w), (x), or (y) of the ECCA shall not be deemed a Force Majeure Event), then Buyer shall have the ongoing right until such requirements are met to elect that such Ordered System be removed from its Site and delivered to Seller at Seller’s expense in an AS IS condition and that Seller promptly (but in no event later than [***] days thereafter) (i) refund such Ordered System’s purchase deposit under Section 2.2(a)(i) to Buyer, with all such refunded amounts being deposited by Seller into a separate control account of Buyer having Diamond State Generation Holdings, LLC as the secured party, (ii) restore that portion of the Site which was improved to accept the installation of such removed Ordered System and (iii) to the extent any such Ordered System contains Safe Harbor Equipment, use commercially reasonable efforts to install or use that Safe Harbor Equipment in another Bloom System located or to be located at the Site.

(d) To the extent any Ordered System has not achieved Commencement of Operations within [***] months of payment of the applicable purchase deposit under Section 2.2(a)(i), Seller shall promptly (but in no event later than [***] days thereafter) (i) refund such Ordered System’s purchase deposit to Buyer, with all such refunded amounts being deposited by Seller into a separate control account of Buyer having Diamond State Generation Holdings, LLC as the secured party and (ii) to the extent any such Ordered System contains Safe Harbor Equipment, use commercially reasonable efforts to install or use that Safe Harbor Equipment in another Bloom System located or to be located at the Site.

(e) To the extent that Seller has failed to comply with any of Seller’s obligations under the Letter Agreement (including, if so required by the State of Delaware, posting the

[***] Confidential Treatment Requested

security referred to in the Letter Agreement upon or prior to the Commencement of Operation of the first Bloom System), Buyer shall have the right to suspend any Purchase Orders (and payments with respect thereto) under this Agreement until such noncompliance is cured to the satisfaction of the State of Delaware.

(f) In the event that as of December 31, 2012, Buyer reasonably determines that Seller will be unable to achieve Commencement of Operations for at least 5 MW of Bloom Systems by the first Guaranteed Initial Delivery Date (as defined in the QFCP-RC Tariff), then prior to Buyer paying any amounts toward Bloom Systems for which Purchase Orders have been placed with Seller after December 31, 2012, Buyer shall have received assurance from Seller reasonably acceptable to Buyer that (i) Seller is reasonably likely to achieve such installed capacity by March 31, 2013 or (ii) the Tariff will remain available for the output of Bloom Systems achieving Commencement of Operations after such Guaranteed Initial Delivery Date, as well as those Bloom Systems installed prior to March 31, 2013 if such installed Nameplate Capacity is less than 5 MW.

Section 3.3. Delivery of Balance of Facility; Installation of Bloom Systems.

(a) Seller shall be responsible for engineering, procuring, constructing, installing and commissioning the BOF, and Seller shall cause each Bloom System to achieve Commencement of Operations without any compensation or reimbursement by Buyer, other than the Purchase Price under this Agreement, in accordance with the following (collectively, the “BOF Work”):

(i) Seller shall perform and complete all BOF Work in accordance and consistent with the Performance Standards;

(ii) Seller shall cause to be performed any and all studies, reports and applications (in the name of Buyer, if Seller is an Affiliate of Buyer) that are necessary for interconnection to the PJM Grid and to comply with the PJM Agreements;

(iii) Seller shall perform the BOF Work and act at all times as an independent contractor. Seller shall at all times maintain such supervision, direction and control over its employees, agents, subcontractors and representatives as is consistent with and necessary to preserve its independent contractor status. Seller is permitted to enter into contracts or otherwise hire one or more subcontractors to perform the Seller’s work on its behalf. Each subcontractor must be a reputable, qualified firm with an established record of successful performance in its trade, and shall obtain and maintain such insurance coverages having such terms as set forth in Annex B. Seller shall not be relieved from its obligation to provide the BOF Work if a subcontractor agrees to provide any or all of such BOF Work. No subcontractor is intended to be or will be deemed a third-party beneficiary of this Agreement. Nothing contained herein shall create any contractual relationship between any subcontractor and Buyer or obligate Buyer to pay or cause the payment of any amounts to any subcontractor, including any payment due to any third party. Seller shall not permit any subcontractor to assert any Lien against, or attach any Lien other than a Permitted Lien. None of Seller’s employees, subcontractors or any such subcontractor’s employees will be or will be considered to be employees of Buyer. Seller shall be fully responsible to Buyer for the acts and omissions of each such employee or subcontractor. Seller will be fully responsible for the payment of all wages, salaries, benefits and other compensation to its employees and for payment of any Taxes due because of the BOF Work;

(iv) Seller shall, and shall cause each of its subcontractors to, install the Bloom Systems and the BOF at each Site using items that are new or refurbished (to the extent that use of refurbished items complies with the Guidance), and undamaged at the time of such use or installation;

(v) Seller shall install, test, and cause the Commencement of Operations with respect to the Facility and each Bloom System as provided in Section 3.4;

(vi) Seller shall pay all amounts owed to its subcontractors and vendors in connection with the performance of the BOF Work on a timely basis and shall hold Buyer harmless against any claims asserted by such subcontractors and vendors;

(vii) Seller shall obtain and maintain, or cause to be obtained and maintained, all Permits necessary to design, install, and commission each Bloom System and to construct, occupy, and operate each Facility and each Site; and

(viii) Seller shall cause BOF Work to be completed in a good and workmanlike manner and in accordance with the Performance Standards, free and clear of all Liens other than Permitted Liens. The BOF Work shall not be considered complete until Seller shall have procured (A) the issuance of a certificate from the Independent Engineer addressed to Seller and Buyer, certifying without qualification, that the BOF Work has been completed and is available for commercial operation and (B) PJM’s, DPL’s and Buyer’s written acceptance thereof, as applicable.

(b) Title and risk of loss to each component of such BOF Work for that Site shall pass to Buyer as of the Delivery Date of the first Bloom System at such Site. For the avoidance of doubt, the passage of title and risk of loss with respect to the Bloom Systems shall have passed to Buyer prior to any Bloom System being Placed in Service.

Section 3.4. Commissioning; Commencement of Operations.

(a) Upon the occurrence of the Delivery Date for a Bloom System, Seller shall promptly perform the following:

(i) Seller shall provide installation, inspection, commissioning and start-up for each Bloom System and the BOF at the applicable Site in accordance with the QFCP- RC Tariff, the installation manuals provided for such Bloom System, the DPL Agreements, the PJM Agreements and the Site Leases, as applicable, and in conformance with Prudent Electrical Practices. Without limitation of the foregoing, each Bloom System will be connected to the natural gas source, water source and SCADA at the applicable Site and to the Facility’s Electrical Interconnection Facilities;

(ii) Prior to Commencement of Operations of each Bloom System, Seller shall perform an acceptance test (not less stringent than the testing applied to its fuel cell power generating systems for any other major customer of Seller) of each Bloom System and the applicable BOF and such Bloom System and applicable BOF shall have passed such test. Seller shall provide Buyer reasonable advance written notice of such testing;

(iii) Seller shall cause Commencement of Operations for such Bloom System to occur. Seller shall promptly certify in writing to Buyer when each Bloom System achieves Commencement of Operations;

(iv) Seller will provide to Buyer a single line diagram of the installation, electronic system manuals, copies of all relevant design documents, and printed system manuals, in each case relating to such Bloom System (in paper copy and electronic format). Seller shall also provide other deliverables relating to such Bloom System due to be delivered by Buyer under the DPL Agreements and/or PJM Agreements that, in each such case, relate to the BOF Work (e.g. as-built survey, applicable Governmental Approvals, commissioning reports, etc.). Seller shall deliver to Buyer any other documentation necessary to establish placement in service for purposes of section 48 of the Code or the Guidance;

(v) Seller shall be responsible for obtaining (in the name of Buyer, if Seller is an Affiliate of Buyer) and furnishing to DPL (A) the written certification of an authorized officer of Buyer certifying that the applicable Bloom System has achieved Facility Commercial Operation (as defined in the QFCP-RC Tariff) and (B) evidence of fulfillment of each condition precedent in QFCP-RC Tariff Section B; provided, however, if Seller is not an Affiliate of Buyer, Seller shall furnish all information in its control and fully cooperate with Buyer to fulfill those QFCP-RC Tariff conditions precedent that require action by or on behalf of Buyer;

(vi) Until Commencement of Operations of the last Bloom System for a Facility, Seller shall be responsible for providing physical security of such Facility; and

(vii) If requested by Buyer, Seller shall provide operator training and associated training materials to personnel of Buyer sufficient to instruct Buyer on operation of such Bloom System in conformance with Prudent Electrical Practices.

(b) Seller’s services under this Section 3.5 shall be fully comprehensive of all services, labor, and equipment necessary to complete installation of a fully commissioned and operating Bloom System in accordance with this Agreement, the DPL Agreements, the Site Leases and the PJM Agreements.

(c) Seller shall be responsible, at its sole cost and expense, for maintaining and complying with all Permits required to perform its services under this Agreement and Buyer agrees to cooperate with and assist Seller in obtaining such Permits.

Section 3.5. Insurance. Seller shall maintain the insurance described in Annex B with respect to each Facility until the last Bloom System in each Facility has achieved Commencement of Operations except for the Safe Harbor Systems for which Buyer shall be responsible to maintain such insurance.

Section 3.6. Disposal; Right of First Refusal. In the event that Buyer decides to scrap, abandon or otherwise dispose of any Bloom System, Buyer shall notify Seller and Seller shall have the right but not the obligation to obtain title to the Bloom System and remove the Bloom System at Seller’s cost; provided, however, that Seller will not be responsible for remediation of Buyer’s Site in which the Bloom System was located. In the event that Buyer decides to sell or otherwise transfer title to any Bloom System, Buyer shall notify Seller and Seller shall have the right of first refusal to purchase or acquire the Bloom System on the same terms and conditions of such sale and shall have the right to remove the Bloom System at Seller’s cost, including the remediation of the Site in which the Bloom System was located in accordance with the terms of the applicable Site Lease.

Section 3.7. Buyer’s Lender. Seller shall furnish Buyer’s Lender such certifications regarding its actions under this ARTICLE III as Buyer’s Lender shall reasonably request and shall otherwise cooperate with Buyer’s Lender.

Section 3.8. Access; Cooperation. Seller shall provide to Buyer such other information that is in the possession of Seller or its Affiliates or is reasonably available to Seller regarding the permitting, engineering, construction, or operations of Seller, its subcontractors or the Facilities, and other data concerning Seller, its subcontractors or the Facilities that Buyer may, from time to time, reasonably request in writing, subject to Seller’s obligations of confidentiality to third parties with respect to such information. Until the date of Commencement of Operations for the last Bloom System to be installed at each Facility, Seller shall provide to Buyer monthly written reports describing permitting and development activities in the previous month and anticipated progress and activities for the upcoming month with respect to each Facility.

Section 3.9. Performance Standards. For the purpose of this Agreement, Seller shall perform under this Agreement in accordance and consistent with each of the following (unless the context requires otherwise): (A) permitted plans and specifications applicable to each Facility; (B) the manufacturer’s recommendations with respect to all equipment and all maintenance and operating manuals or service agreements, whenever furnished or entered into, including any subsequent amendments or replacements thereof, issued by the manufacturer, provided they are consistent with generally accepted practices in the fuel cell industry; (C) the requirements of all applicable insurance policies; (D) preserving all rights to any incentive payments, warranties, indemnities or other rights or remedies, and enforcing or assisting with the enforcement of the applicable warranties, making or assisting in making all claims with respect to all insurance policies; (E) all Legal Requirements and Permits/Governmental Approvals, (F) the PJM Agreements and the DPL Agreements; (G) any applicable provisions of the Site Leases, including any landlord rules and regulations, and (H) Prudent Electrical Practices (collectively, the “Performance Standards”); provided, however, that meeting the Performance Standards shall not relieve Seller of its other obligations under this Agreement.

Section 3.10. Appointment of Independent Engineer. For the purposes of this ARTICLE III, Seller shall not less than sixty (60) days prior to the commencement of the tests under Section 3.3 and Section 3.4 appoint an independent, suitably qualified professional engineer approved by Buyer who shall among other things witness the commissioning and testing of each Bloom System and the BOF Work pursuant to this ARTICLE III (the “Independent Engineer”). Unless objected to by Seller, Buyer or the Buyer’s Lender, the independent engineer appointed pursuant to the Credit Documents shall serve as the Independent Engineer under this Agreement. All fees and costs payable in respect of the Independent Engineer (including those incurred in making such appointment) shall be borne by Seller.

ARTICLE IV.

REPRESENTATIONS AND WARRANTIES OF SELLER

Section 4.1. Representations and Warranties as to Seller. Seller represents and warrants to Buyer as of the Agreement Date and as of each Delivery Date as follows:

(a) Incorporation; Qualification. Seller is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Delaware and has all requisite corporate power and authority to own, lease, and operate its business as currently conducted. Seller is duly qualified to do business as a foreign corporation and is in good standing under the laws of each jurisdiction that its business, as currently being conducted, shall require it to be so qualified, except where the failure to be so qualified would not have a material adverse effect on the Bloom Systems being sold under this Agreement.

(b) Authority. Seller has full corporate power and authority to execute and deliver the Transaction Documents to which it is a party and to consummate the transactions contemplated hereby and thereby. The execution and delivery by Seller of the Transaction Documents to which it is a party and the consummation by Seller of the transactions contemplated hereby and thereby have been duly and validly authorized by all necessary corporate action required on the part of Seller and the Transaction Documents to which Seller is a party have been duly and validly executed and delivered by Seller. Each of the Transaction Documents to which Seller is a party constitutes the legal, valid and binding agreement of Seller, enforceable against Seller in accordance with its terms, except as enforcement may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors’ rights generally and by general principles of equity (regardless of whether considered in a proceeding in equity or at law).

(c) Consents and Approvals; No Violation. Neither the execution, delivery and performance of the Transaction Documents to which Seller is a party nor the consummation by Seller of the transactions contemplated hereby and thereby will (i) conflict with or result in any breach of any provision of the certificate of incorporation or bylaws of Seller, (ii) with or without the giving of notice or lapse of time or both, conflict with, result in any violation or breach of, constitute a default under, result in any right to accelerate, result in the creation of any Lien on Seller’s assets, or create any right of termination under the conditions or provisions of any note, bond, mortgage, indenture, material agreement or other instrument or obligation to which Seller is a party or by which it, or any material part of its assets may be bound, in each case that would individually or in the aggregate result in a material adverse effect on the Seller or its ability to perform its obligations hereunder or (iii) constitute violations of any law, regulation, order, judgment or decree applicable to Seller, which violations, individually or in the aggregate, would result in a material adverse effect on the Seller or its ability to perform its obligations hereunder.

(d) Legal Proceedings. There are no pending or, to Seller’s knowledge, threatened claims, disputes, governmental investigations, suits, actions (including non-judicial real or personal property foreclosure actions), arbitrations, legal, administrative or other proceedings of any nature, domestic or foreign, criminal or civil, at law or in equity, by or against or otherwise affecting Seller that challenge the enforceability of the Transaction Documents to which Seller is a party or the ability of Seller to consummate the transactions contemplated hereby or thereby.

(e) U.S. Person. Seller is not a “foreign person” within the meaning of Section 1445(b)(2) of the Code.

Section 4.2. Representations and Warranties as to Bloom Systems. Seller represents and warrants to Buyer as of the Delivery Date for each Bloom System solely with respect to such Bloom System, as follows:

(a) Technical Specifications. Each Bloom System is an integrated system comprised of a fuel cell stack assembly and associated balance of plant components that converts a fuel into electricity using electrochemical means that (i) has a Nameplate Capacity of at least 0.5 kilowatts of electricity using an electrochemical process and (ii) has an electricity-only generation efficiency greater than thirty percent (30%).

(b) Taxes. Seller has timely filed or caused to be filed all tax returns that are required to be filed by it, and has paid or caused to be paid all Taxes that have become due as indicated thereon, except where the failure to so file or pay would not result in a material adverse effect on each such Bloom System.

(c) Title on Delivery. Except for the Safe Harbor Systems and Safe Harbor Equipment (as to which Buyer already holds title as of the date hereof), Seller has good title to each Bloom System and each such Bloom System is free and clear of all Liens other than Permitted Liens. Seller and, to the knowledge of Seller, its subcontractors, have not placed any Liens on the Site or the Facility other than Permitted Liens. To the extent that Seller has actual knowledge that any of its subcontractors has placed any Lien on a Bloom System or the Site, then Seller shall cause such Liens to be removed or bonded over in a manner reasonably satisfactory to Buyer. Buyer, Buyer’s Lender and DPL shall be indemnified against such lien claim, unless the applicable Site Lease requires additional or more stringent action, in which case the applicable Site Lease requirements shall control.

(d) Bloom Systems.

(i) As to the first 10 MW of Bloom Systems ordered, installed and paid for under this Agreement or consisting of Safe Harbor Systems (in the aggregate, the “Initial 10 MW”), Seller shall use commercially reasonable efforts to maintain sufficient manufacturing capacity (except as to the Safe Harbor Systems) and transportation capacity as will permit Buyer to order (except as to the Safe Harbor Systems) and Seller to fulfill the delivery of Bloom Systems in accordance with this Agreement. It is contemplated by the Parties that the Initial 10 MW shall be manufactured outside of the State of Delaware. Seller confirms that the Safe Harbor Systems were manufactured outside of the State of Delaware. Seller’s delivery of any Ordered System to Buyer pursuant to this Agreement shall be deemed to be Seller’s certification that such Ordered System is in compliance with the QFCP-RC Tariff. Seller shall promptly inform Buyer in writing if it becomes aware of any substantive reason why manufacturing of Bloom Systems (other than the Initial 10 MW) in the State of Delaware in accordance with the Tariffs shall not commence, or if it has commenced, shall cease before Commencement of Operations of the full 30 MW Nameplate Capacity of the Portfolio.

(ii) Seller shall be responsible for Buyer’s responsibilities and obligations regarding “Site Preparation Costs” (as defined in the QFCP-RC Tariff), including, but not limited to: (A) Seller shall exercise reasonable care not to unnecessarily exceed the “Site Preparation Cost Cap” (as defined in the QFCP Tariff) and (B) Seller shall periodically review with DPL the Site Preparation Costs as the Site Preparation Services progress and shall otherwise reasonably work with DPL in an effort to avoid unnecessarily exceeding the Site Preparation Cost Cap; provided that Buyer shall reasonably assist Seller in obtaining reimbursement of amounts in excess of the Site Preparation Cost Cap in accordance with the Tariffs and the DPL Agreements.

Section 4.3. Representations and Warranties as to QFCP-RC Tariff. Seller represents and warrants to Buyer, during the term of this Agreement, that the Portfolio shall not fail to receive full payment and service under the Tariffs for any of the following reasons:

(i) Seller shall not be a Qualified Fuel Cell Provider throughout the original term of the QFCP Tariff.

(ii) Seller shall not have achieved “commercial operation” (as defined in the QFCP-RC Tariff) of the minimum amounts of Nameplate Capacity on or before each Guaranteed Initial Delivery Date.

(iii) Seller shall take any action which causes: (A) Buyer not to qualify (or lose qualification) for service under the QFCP Tariff or (B) the Portfolio not to qualify (or lose qualification) as a Qualified Fuel Cell Provider Project.

(iv) Seller shall have not complied with any of its obligations under the Letter Agreement (including, if so required by the State of Delaware, posting the security referred to in the Letter Agreement upon or prior to the Commencement of Operation of the first Bloom System).

ARTICLE V.

REPRESENTATIONS AND WARRANTIES OF BUYER

Buyer represents and warrants to Seller as of the Agreement Date and as of each Delivery Date, as follows with respect to Buyer:

Section 5.1. Organization. Buyer is a limited liability company duly formed, validly existing and in good standing under the laws of the State of Delaware and has all requisite limited liability company power and authority to own, lease, and operate its business as currently conducted.

Section 5.2. Authority. Buyer has full limited liability company power and authority to execute and deliver the Transaction Documents to which Buyer is a party and to consummate the transactions contemplated hereby and thereby. The execution and delivery by Buyer of the Transaction Documents to which Buyer is a party and the consummation by Buyer of the transactions contemplated hereby and thereby have been duly and validly authorized by all necessary limited liability company action required on the part of Buyer and the Transaction Documents to which Buyer is a party have been duly and validly executed and delivered by Buyer. Each of the Transaction Documents to which Buyer is a party constitutes the legal, valid and binding agreement of Buyer, enforceable against Buyer in accordance with its terms, except as enforcement may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors’ rights generally and by general principles of equity (regardless of whether considered in a proceeding in equity or at law).

Section 5.3. Consents and Approvals; No Violation. Neither the execution, delivery and performance by Buyer of the Transaction Documents to which Buyer is a party nor the consummation by Buyer of the transactions contemplated thereby will (a) conflict with or result in any breach of any provision of the Certificate of Formation or the limited liability company agreement of Buyer, or (b) result in a default (or give rise to any right of termination, cancellation or acceleration) under any of the terms, conditions or provisions of any note, bond, mortgage, indenture, material agreement or other instrument or obligation to which Buyer is a party or by which any of its assets are bound, except for such defaults (or rights of termination, cancellation or acceleration) as to which requisite waivers or consents have been obtained or (iii) constitute violations of any law, regulation, order, judgment or decree applicable to Buyer, which violations, individually or in the aggregate, would result in a material adverse effect on Buyer or its ability to perform its obligations hereunder.

Section 5.4 Legal Proceedings. There are no pending or, to Buyer’s knowledge, threatened claims, disputes, governmental investigations, suits, actions (including non-judicial real or personal property foreclosure actions), arbitrations, legal, administrative or other proceedings of any nature, domestic or foreign, criminal or civil, at law or in equity, by or against or otherwise affecting Buyer which questions the Transaction Documents to which Buyer is a party or the ability of Buyer to consummate the transactions contemplated thereby.

ARTICLE VI.

CONFIDENTIALITY

Section 6.1. Confidential Information. Subject to the other terms of this ARTICLE VI the Parties shall, and shall cause their Affiliates and their respective stockholders, members, Subsidiaries and Representatives to, hold confidential all information they may have or obtain concerning the Seller and the Buyer and their respective assets, business, operations or prospects or this Agreement (the “Confidential Information”), including all materials and information furnished by Seller in performance of this agreement, regardless of form conveyed or whether financial or technical in nature, including any trade secrets and proprietary know how and software whether such information bears a marking indicating that they are proprietary or confidential or not; provided, however, that Confidential Information shall not include information that (x) is or becomes generally available to the public other than as a result of a disclosure by a Party or any of its Representatives or (y) is or becomes available to a Party or any of its Representatives on a nonconfidential basis prior to its disclosure by the other Party or its Representatives.

Section 6.2. Restricted Access.

(a) Buyer agrees that the Bloom Systems themselves contain Seller’s valuable trade secrets. Buyer agrees (i) to restrict the use of such information to matters relating to the Bloom Systems, and (ii) to restrict access to such information as provided in Section 6.3(b).

(b) Confidential Information will not be reproduced without Seller’s prior written consent, and following termination of this Agreement all copies of written information will be returned to Seller upon request (not to be made while materials are still of use to the operation of a Bloom System and no Buyer Default has occurred and is continuing), unless otherwise agreed by the Parties.

(c) The Bloom Systems are offered for sale and are sold by Seller subject to the condition that such sale does not convey any license, expressly or by implication, to manufacture, reverse engineer, duplicate or otherwise copy or reproduce any part of the Bloom Systems, documentation or Software without Seller’s express advance written permission. Buyer agrees not to remove the covering, not to access the interior or to reverse engineer, or give others the opportunity to open, access or reverse engineer any Bloom System or Software provided by Seller or cause or knowingly allow any third party to do so. Only Seller or its authorized representatives can open or access the interior of a Bloom System. Notwithstanding the foregoing, if any Bloom System is no longer covered by the O&M Agreement, Buyer shall be entitled to maintain, or cause a third party to maintain, such Bloom System, including replacing parts or components as needed or desired; provided that Buyer shall use commercially reasonable efforts to engage a third party to provide such maintenance that is not a competitor of Seller or its affiliates and is not in litigation or other material dispute with Seller.

Section 6.3. Permitted Disclosures.

(a) Legally Compelled Disclosure. Confidential Information may be disclosed (i) as required or requested to be disclosed by a Party or any of its Affiliates or their respective stockholders, members, Subsidiaries or Representatives as a result of any applicable Legal Requirement or rule or regulation of any stock exchange, the Financial Industry Regulatory Authority, Inc. or other regulatory authority or self-regulatory authority having jurisdiction over such Party, (ii) as required or requested by the IRS, the Department of Justice or the Office of the Inspector General in connection with a Bloom System, cash grant, or tax credits relating thereto, including in connection with a request for any private letter ruling, any determination letter or any audit, or (iii) as required by the DPL Agreements or PJM Agreements. If a Party becomes compelled by legal or administrative process to disclose any Confidential Information, such Party shall, to the extent permitted by Legal Requirements, provide the other Parties with prompt notice so that the other Parties may seek a protective order or other appropriate remedy or waive compliance with the non-disclosure provisions of this Section 6.3 with respect to the information required to be disclosed. If such protective order or other remedy is not obtained, or such other Parties waive compliance with the non-disclosure provisions of this Section 6.3 with respect to the information required to be disclosed, the first Party shall furnish only that portion of such information that it is advised, by opinion of counsel, is legally required to be furnished and shall exercise reasonable efforts, at the expense of the Party whose Confidential Information is being disclosed, to obtain reliable assurance that confidential treatment will be accorded such information, including, in the case of disclosures to the IRS described in clause (ii) above, to obtain reliable assurance that, to the maximum extent permitted by applicable Legal Requirements, such information will not be made available for public inspection pursuant to Section 6110 of the Code.

(b) Disclosure to Representatives. Notwithstanding the foregoing, and subject always to the restrictions in Section 6.2, a Party may disclose Confidential Information received by it to its actual or potential financing parties and its and their employees, consultants, legal counsel or agents who have a need to know such information; provided that such Party informs each such Person who has access to the Confidential Information of the confidential nature of such Confidential Information, the terms of this Agreement, and that such terms apply to them. The Parties shall use commercially reasonable efforts to ensure that each such Person complies with the terms of this Agreement and that any Confidential Information received by such Person is kept confidential.

(c) Other Permitted Disclosures. Nothing herein shall be construed as prohibiting a Party hereunder from using such Confidential Information in connection with (i) any claim against another Party hereunder and (ii) any exercise by a Party hereunder of any of its rights hereunder, (iii) a financing or proposed financing by Seller or Buyer or their Affiliates; (iv) a disposition or proposed disposition by Seller or any Affiliate of Seller of all or a portion of such Person’s direct or indirect equity interest in the Buyer and (v) a disposition or proposed disposition by any direct or indirect Affiliate of Buyer of all or a portion of such Person’s equity interests in the Buyer, provided that, in the case of items (iii), (iv) and (v), the potential purchaser has entered into a confidentiality agreement with respect to Confidential Information on customary terms used in confidentiality agreements in connection with corporate acquisitions before any such information may be disclosed and such confidentiality agreement has been provided to the non-disclosing Party.

Section 6.4. Publicity. Notwithstanding the provisions of this ARTICLE VI, the Parties shall consult with each other and agree in advance in connection with making public announcements regarding the product to be offered as contemplated by the Transaction Documents.

ARTICLE VII.

LICENSE AND OWNERSHIP; SOFTWARE

Section 7.1. IP License. Seller grants to Buyer a limited, non-exclusive, non- transferable license to use Seller’s Intellectual Property in conjunction with the purchase and use of a Bloom System (the “IP License”); provided, that such license may be transferred to Buyer’s Lender or its designee upon transfer of the Portfolio and underlying agreements to such party due to a foreclosure proceeding, deed-in-lieu-of-foreclosure or other similar remedy on account of Buyer’s Lender’s security interest herein and, if transferred to Buyer’s Lender or its designee, such license may be further transferred by such party to any other Person who acquires the Portfolio from Buyer’s Lender or its designee. Seller shall retain all right, title and ownership of any and all Intellectual Property. No right, title or interest in any Intellectual Property of Seller is granted, transferred or otherwise conveyed to Buyer under this Agreement except as otherwise expressly set forth herein. Buyer shall not modify, network, rent, lease, loan, sell, distribute or create derivative works based upon the Intellectual Property in whole or part, or cause or knowingly allow any third party to do so.

Section 7.2. Grant of Software License.

(a) Seller grants to Buyer a limited, non-exclusive, non-transferable license to use the Software (the “Software License”). Seller shall retain all right, title and ownership of any Software (including all copyrights, patents, trade secrets or other intellectual or intangible property rights of any kind) provided to Buyer. Buyer agrees not to reverse engineer or decompile the Software or otherwise use the Software for any other purpose. Further, Buyer shall not modify, network, rent, lease, loan, sell, distribute or create derivative works based upon the Software in whole or part, or cause or knowingly allow any third party to do so.

(b) All data collected on the Bloom Systems using the Software and data collected on the Bloom Systems using Seller’s internal proprietary software are the sole property of Seller, and Seller hereby grants to Buyer a limited, non-exclusive, license to use the data collected on the Bloom Systems using the Software for internal purposes only provided the provisions of ARTICLE VI on confidentiality are maintained.

Section 7.3. No Software Warranty. Buyer acknowledges and agrees that the use of the Software is at Buyer’s sole risk. The Software and related documentation are provided “AS IS” and without any warranty of any kind and Seller EXPRESSLY DISCLAIMS ALL WARRANTIES, EXPRESS OR IMPLIED, INCLUDING, BUT NOT LIMITED TO, THE IMPLIED WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE.

Section 7.4. Covenant. If Seller grants, bargains, sells, conveys, mortgages, assigns, pledges, warrants or transfers any Intellectual Property or Software that is required (a) for Seller or its Affiliate to perform its respective obligations under the Transaction Documents or (b) for the continued operation of the Bloom Systems without a material decrease in performance of the Bloom Systems, Seller shall cause such act or transaction to be subject to the grant of the IP License and Software License under this Agreement.

ARTICLE VIII.

LIMITED WARRANTY

Section 8.1. Portfolio Warranty.

(a) Subject to Section 8.5 below, Seller warrants to Buyer that (i) each Bloom System (other than any Software) will be free from defects in materials and workmanship at the Commencement of Operations of such Bloom System and (ii) that the Portfolio will comply with the Warranty Specifications during the Warranty Period (collectively, the “Portfolio Warranty”).

(b) The Portfolio Warranty is not transferable to any third person, including any person who buys a Bloom System from Buyer, without Seller’s prior written consent (which shall not unreasonably be withheld) other than to Buyer’s Lender or its designee (or any assignee of (or purchaser in foreclosure from) Buyer’s Lender) upon transfer of the Portfolio and underlying agreements to such party due to a foreclosure proceeding on account of Buyer’s

Lender’s security interest herein and, if transferred to Buyer’s Lender or its designee (or any assignee of (or purchaser in foreclosure from) Buyer’s Lender), such party may freely transfer the Portfolio Warranty.

(c) Any period of time in which the Warranty Specifications are not met shall not extend the Warranty Period.

(d) The Portfolio Warranty shall survive any total or partial termination of this Agreement.

Section 8.2. BOF Warranty.

(a) BOF equipment, including but not limited to transformers, inverters, relays or meters, shall not be covered by the Portfolio Warranty, but instead shall be covered only by the warranty provided for such BOF equipment by its manufacturer (the “BOF Warranty”), which third party manufacturer warranties shall be assigned by Seller to Buyer; provided that if the warranty provided by the manufacturer of such ancillary equipment expires prior to the expiration of the Portfolio Warranty, Seller will provide all labor necessary to repair or replace the ancillary equipment provided by the third party manufacturer as required to meet the warranty specification of such manufacturer and will invoice for such labor services and for the actual cost of any replacement ancillary equipment. Seller covenants to pursue in good faith, and for the benefit of the Buyer, any warranty claim against any third party manufacturer of ancillary equipment relating to any Facility.

(b) In addition to the BOF Warranty, Seller warrants to Buyer through the first anniversary of the Commencement of Operations of the last Bloom System to be ordered and installed in the Facility pursuant to this Agreement that the BOF will not cause the Portfolio to fail to perform in accordance with the Warranty Specifications (the “Section 8.2(b) Warranty”). A claim under the Section 8.2(b) Warranty must be made in writing stating the defect or other basis for the claim. Upon receipt of notice of the claim and verification by Seller that the Section 8.2(b) Warranty is applicable, Seller or its designated subcontractor will promptly repair or replace, at Seller’s sole option and discretion, any portion of the BOF whose repair or replacement is necessary in order for the BOF not to cause the Portfolio to fail to perform in accordance with the Warranty Specifications; provided that the cumulative aggregate amount of Seller’s liability for all claims under this Section 8.2(b) together with the cumulative aggregate amount of Seller’s liability for all claims under Section 8.3(c) shall not exceed [***] percent ([***]) of the aggregate Purchase Price of all Bloom Systems in the Portfolio and the purchase price under the December 30 Bill of Sale (inclusive of any amounts paid or for which a pending claim has been made under the One-Year Power Performance Warranty under the O&M Agreement).

Section 8.3. Portfolio Warranty Claims.

(a) If Buyer desires to make a Portfolio Warranty claim during the Warranty Period, Buyer must notify Seller of the defect or other basis for the claim in writing.

(b) In the case of a claim relating to the Power Performance Warranty for a One-Month Power Performance Period or the Efficiency Warranty, upon receipt of such notice and verification by Seller that such One-Month Power Performance Warranty or Efficiency Warranty

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is applicable, Seller or its designated subcontractor will promptly repair or replace, at Seller’s sole option and discretion, any Bloom System whose repair or replacement is required in order for the Portfolio to perform consistent with the Power Performance Warranty or the Efficiency Warranty, as applicable. Buyer is hereby notified that refurbished parts may be used in repair or replacement, but any such refurbished parts will have passed the same inspections and tests performed by Seller on its new parts of the same type before such refurbished parts are used in any repair. If such repair or replacement is not possible (as determined at Seller’s sole option and discretion), Seller will refund the Purchase Price of any such Bloom System to Buyer, in which case Seller shall be deemed to have taken title to such Bloom System, and such Bloom System shall be deemed to no longer constitute a portion of the Portfolio. Seller shall make such determination as promptly as practicable, but in any event within [***] days of Seller’s receipt of notice of the claim unless the specific nature of the problem requires a longer period in which to make such determination. If it is determined that a Bloom System will be removed pursuant to this Section 8.3, Seller shall at its sole cost and expense remove the Bloom System and any other ancillary equipment (including the concrete pad and any other improvements to the Site to the extent required under the applicable Site Lease) from the Site, restoring the Site to its condition before the installation, including closing all utility connections in the manner required by all Legal Requirements and the applicable Site Lease.

(c) In the case of a claim relating to the Power Performance Warranty for a One-Year Power Performance Warranty Period, upon receipt of such notice and verification that such One-Year Power Performance Warranty is applicable, Seller shall make a payment to Buyer in an amount to be calculated pursuant to Section 8.7; provided that the cumulative aggregate amount of Seller’s liability for all claims under this Section 8.3(c) together with the cumulative aggregate amount of Seller’s liability for all claims under Section 8.2(b) shall not exceed [***] percent ([***]) of the aggregate Purchase Price of all Bloom Systems in the Portfolio during the applicable period and the purchase price under the December 30 Bill of Sale (inclusive of any amounts paid or for which a pending claim has been made under the One-Year Power Performance Warranty under the O&M Agreement).

Section 8.4. Disclaimers. EXCEPT FOR THE REPRESENTATIONS AND WARRANTIES SET FORTH IN ARTICLE IV, THIS ARTICLE VIII AND THE OTHER TRANSACTION DOCUMENTS, THE BLOOM SYSTEMS ARE TRANSFERRED “AS IS, WHERE IS”, AND SELLER EXPRESSLY DISCLAIMS ANY REPRESENTATIONS OR WARRANTIES OF ANY KIND OR NATURE, EXPRESS OR IMPLIED, AS TO LIABILITIES, OPERATIONS OF THE SYSTEMS, VALUE OR QUALITY OF THE BLOOM SYSTEMS OR THE PROSPECTS (FINANCIAL AND OTHERWISE), RISKS AND OTHER INCIDENTS OF THE BLOOM SYSTEMS. EXCEPT FOR THE REPRESENTATIONS AND WARRANTIES SET FORTH IN ARTICLE IV, THIS ARTICLE VIII AND THE OTHER TRANSACTION DOCUMENTS, SELLER SPECIFICALLY DISCLAIMS ANY REPRESENTATION OR WARRANTY OF MERCHANTABILITY, USAGE, SUITABILITY OR FITNESS FOR ANY PARTICULAR PURPOSE WITH RESPECT TO THE BLOOM SYSTEMS, OR ANY PART THEREOF. EXCEPT AS PROVIDED IN THE O&M AGREEMENT, NO PERSON IS AUTHORIZED TO MAKE ANY OTHER WARRANTY OR REPRESENTATION CONCERNING THE PERFORMANCE OF THE BLOOM SYSTEMS.

Section 8.5. Exclusions. The Portfolio Warranty shall not cover any obligations on the part of Seller caused by or arising from (a) Buyer’s (as opposed to Seller, Seller’s Affiliate, the Service

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Provider (as defined in the O&M Agreement) or subcontractor acting as operator under the O&M Agreement) failure to properly protect the Bloom Systems from vandalism or other third-party’s actions or omissions, (b) Buyer’s (as opposed to Seller, Seller’s Affiliate, the Service Provider or subcontractor acting as operator under the O&M Agreement) failure to use the specified input fuel; (c) Buyer’s (as opposed to Seller, Seller’s Affiliate, the Service Provider or subcontractor acting as operator under the O&M Agreement) removal of any safety devices, (d) any conditions caused by unforeseeable movement in the environment in which the Bloom Systems are installed, (e) accidents, abuse, neglect, improper third party testing, vandalism, Force Majeure Events or acts of third parties, (f) DPL’s failure to comply with Seller’s gas delivery, quality or pressure requirements, (g) installation, operation, repair or modification of the Bloom Systems by anyone other than Seller or Seller’s authorized agents, or (h) any defect in construction materials or workmanship of the BOF or any deficiency in design of the BOF by Seller, provided that the exclusions in this clause (h) shall not extend to any Portfolio Warranty claim to the extent caused by or arising from (A) any defect in construction materials or workmanship of the BOF or (B) any deficiency in design of the BOF by Seller, in each case during the period while either the Section 8.2(b) Warranty or the O&M Agreement equivalent warranty is in effect. SELLER SHALL HAVE NO OBLIGATION UNDER THE PORTFOLIO WARRANTY AND MAKES NO REPRESENTATION AS TO BLOOM SYSTEMS WHICH HAVE BEEN OPENED OR MODIFIED BY BUYER OR ANYONE OTHER THAN SELLER, SELLER’S AFFILIATE, THE SERVICE PROVIDER OR SUBCONTRACTOR, ACTING AS OPERATOR UNDER THE O&M AGREEMENT, ANY PERSON ACTING AS AN OPERATOR UNDER THE O&M AGREEMENT (OR ANY SUCCESSOR AGREEMENT TO THE O&M AGREEMENT) OR ANY OF SUCH PERSON’S REPRESENTATIVES.

Section 8.6. [Intentionally omitted.]

Section 8.7. Power Performance Warranty. During the Warranty Period, Seller shall determine (i) for each full calendar month (the “One-Month Power Performance Warranty Period”) within [***] Business Days after the end of such month and (ii) for the most recent Look Back Period (the “One-Year Power Performance Warranty Period” and, together with the One-Month Power Performance Warranty Period, each a “Power Performance Warranty Period”), whether the Bloom Systems in the Portfolio during such Power Perf01:mance Warranty Period have delivered to the Interconnection Point the Minimum kWh during such Power Performance Warranty Period (the “Power Performance Warranty”). If such Power Performance Warranty calculation indicates that the Actual kWh of the Bloom Systems was less than the Minimum kWh during the applicable Power Performance Warranty Period, then Seller shall so notify Buyer in writing of the basis of its determination and Buyer may make a claim under Section 8.3. An example of a Power Performance Warranty calculation for purposes of a Section 8.3 claim is attached as Annex C.

Section 8.8. Efficiency Warranty. During the Warranty Period, Seller shall determine for each full calendar month (the “Efficiency Warranty Period”) within [***] Business Days after the end of such month whether the Portfolio has performed at the Minimum Efficiency Level (the “Efficiency Warranty”); provided that the Efficiency Bank shall be utilized to the extent necessary to meet the Efficiency Warranty. If the Minimum Efficiency Level has not been met during such Efficiency Warranty Period, then Seller shall so notify Buyer in writing of the basis of its determination and Buyer may make a claim under Section 8.3. An example of an Efficiency Warranty calculation for purposes of a Section 8.3 claim is attached as Annex D.

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Section 8.9. Gas Payment Shortfall. During the Warranty Period, Seller shall perform such services on the Bloom Systems as shall cause the_ Efficiency Bank to maintain a positive balance at all times. If the Efficiency Bank reaches a balance of less than zero during the Warranty Period, Seller shall reimburse Buyer for any Gas Payment Shortfall that Buyer incurs within [***] days after Buyer provides notice to Seller of such shortfall amount; provided that Seller’s cumulative aggregate liability under this Section 8.9 shall not exceed an amount equal to (i) [***] percent ([***]) of the aggregate Purchase Price of all Bloom Systems in the Portfolio during the applicable period and the purchase price under the December 30 Bill of Sale (inclusive of any amounts paid or for which a pending claim has been made for a Gas Payment Shortfall under the O&M Agreement), less (ii) the aggregate of all amounts paid by Seller (or claimed against Seller in the case of any claims that are pending at the time of such calculation) with respect to claims under Sections 8.2(b) and 8.3(c) hereunder and Section 2.5(c) of the O&M Agreement. An example of an Gas Payment Shortfall calculation for purposes of a Section 8.9 claim is attached as Annex E.

Section 8.10. No Duplication of Terms. Notwithstanding anything to the contrary in this Agreement, to the extent that the Portfolio Warranty, the Section 8.2(b) Warranty, a Gas Payment Shortfall payment or any other warranty, guarantee or indemnification provision set forth herein is duplicative of any warranty, guarantee or indemnification coverage provided under the O&M Agreement, the Parties acknowledge and agree that Buyer shall be entitled to make only a single claim under either this Agreement or the O&M Agreement, as applicable, and that limitations of liability set forth in each such agreement are to be calculated on an aggregate basis taking into account all claims for indemnification, warranty or otherwise (if any) made under this Agreement and the O&M Agreement.

ARTICLE IX.

EVENTS OF DEFAULT

Section 9.1. Seller Default. The occurrence at any time of any of the following events shall constitute a “Seller Default”:

(a) Failure to Pay. The failure of Seller to pay any amounts owing to Buyer on or before the day following the date on which such amounts are due and payable under the terms of this Agreement and Seller’s failure to cure each such failure within ten (10) days after Seller receives written notice from Buyer of each such failure;

(b) Failure to Perform Other Obligations. Unless due to a Force Majeure Event, the failure of Seller to perform or cause to be performed any other obligation required to be performed by Seller under this Agreement, or the failure of any representation and warranty set forth herein to be true and correct as and when made; provided, however, that if such failure by its nature can be cured, then Seller shall have a period of thirty (30) days after receipt of written notice of such failure to cure the same and a Seller Default shall not be deemed to exist during such period; provided, further, that if Seller commences to cure such failure during such period and is diligently and in good faith attempting to effect such cure, said period shall be extended for sixty (60) additional days;

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(c) Failure to Remedy Injunction. The failure of Seller to remedy any injunction that prohibits Buyer’s use of any Bloom System as contemplated by Section 10.1 within sixty (60) days of Seller’s receipt of written notice of Buyer being enjoined therefrom; or

(d) Bankruptcy. If Seller (i) admits in writing its inability to pay its debts generally as they become due; (ii) files a petition or answer seeking reorganization or arrangement under the federal bankruptcy laws or any other applicable law or statute of the United States of America or any State, district or territory thereof; (iii) makes an assignment for the benefit of creditors; (iv) consents to the appointment of a receiver of the whole or any substantial part of its assets; (v) has a petition in bankruptcy filed against it, and such petition is not dismissed within sixty (60) days after the filing thereof; or if (vi) a court of competent jurisdiction enters an order, judgment, or decree appointing a receiver of the whole or any substantial part of Seller’s assets, and such order, judgment or decree is not vacated or set aside or stayed within sixty (60) days from the date of entry thereof; or (vii) under the provisions of any other law for the relief or aid of debtors, any court of competent jurisdiction shall assume custody or control of the whole or any substantial part of Seller’s assets and such custody or control is not terminated or stayed within sixty (60) days from the date of assumption of such custody or control.

Section 9.2. Buyer Default. The occurrence at any time of the following events with respect to Buyer shall constitute a “Buyer Default”:

(a) Failure to Pay. The failure of Buyer to pay any amounts owing to Seller on or before the day following the date on which such amounts are due and payable under the terms of this Agreement and Buyer’s failure to cure each such failure within [***] days after Buyer receives written notice of each such failure, except if such failure to pay is due to loan proceeds under the Credit Documents not being made available to Buyer because of action or inaction of Seller or any Affiliate; or

(b) Failure to Perform Obligations. Unless due to a Force Majeure Event, the failure of Buyer to perform or cause to be performed any obligation required to be performed by Buyer under this Agreement or the failure of any representation and warranty set forth herein to be true and correct as and when made; provided, however, that if such failure by its nature can be cured, then Buyer shall have a period of thirty (30) business days after receipt of written notice of such failure to cure the same and a Buyer Default shall not be deemed to exist during such period; provided, further, that if Buyer commences to cure such failure during such period and is diligently and in good faith attempting to effect such cure, said period shall be extended for sixty (60) additional days.

Section 9.3. Buyer’s Remedies Upon Occurrence of a Seller Default. If a Seller Default has occurred under Section 9.1(d), Buyer may terminate this Agreement by written notice, and assert all rights and remedies available to Buyer under Legal Requirements subject to the limitations of liability set forth in Section 10.5. If a Seller Default has occurred under Section 9.1(a), Section 9.1(b) or Section 9.1(c), Buyer may terminate this Agreement only with respect to those Bloom Systems for which such Seller Default has occurred by written notice, and assert all rights and remedies available to Buyer under Legal Requirements (other than the termination or suspension of this Agreement in its entirety) subject to the limitations of liability set forth in Section 10.5.

Section 9.4. Seller’s Remedies Upon Occurrence of a Buyer Default. If a Buyer Default has occurred Seller may terminate this Agreement only with respect to those Bloom Systems for which a Buyer Default has occurred; provided that if (a) such Buyer Default is a Buyer Default under Section 9.2(a) and has occurred and remains uncured with respect to ten (10) or more Bloom Systems and (b) the Class B Members (as defined in the Company LLC Agreement) have defaulted in making capital contributions under the Company LLC Agreement and such default remains uncured, then Seller may terminate this Agreement with respect to all Bloom Systems not yet paid in full by Buyer by written notice, and assert all rights and remedies available to Seller under Legal Requirements with respect to those Bloom Systems for which a Buyer Default has occurred, subject to the limitations of liability set forth in Section 10.5, including without limitation retaining any prior payments with respect to such Bloom Systems and selling such Bloom Systems to another buyer.

Section 9.5. Force Majeure. If either Party is rendered wholly or partially unable to perform any of its obligations under this Agreement by reason of a Force Majeure Event, that Party (the “Claiming Party”) will be excused from whatever performance is affected by the Force Majeure Event to the extent so affected; provided, however, that (a) the Claiming Party, within a reasonable time after the occurrence of such Force Majeure Event gives the other Party notice describing the particulars of the occurrence; (b) the suspension of performance shall be of no greater scope and of no longer duration than is reasonably required by the Force Majeure Event; (c) no liability of either Party for an event that arose before the occurrence of the Force Majeure Event shall be excused as a result of the Force Majeure Event; (d) the Claiming Party shall exercise commercially reasonable efforts to correct or cure the event or condition excusing performance and resume performance of all its obligations; and (e) when the Claiming Party is able to resume performance of its obligations under this Agreement, the Claiming Party shall promptly give the other Party notice to that effect and shall promptly resume performance.

ARTICLE X.

INDEMNIFICATION

Section 10.1. IP Indemnity.

(a) Except as expressly limited below, Seller agrees to indemnify, defend and hold Buyer harmless from any and all third party claims resulting from any alleged infringement of patents, copyrights or other third party intellectual property rights, or from the misuse of third party trade secrets by Bloom Systems purchased by Buyer from Seller. Buyer shall give Seller prompt notice of any such claims. Buyer shall give Seller control of the defense of such claim and Buyer authorizes Seller to settle or defend such claims in its sole discretion on Buyer’s behalf, subject to the proviso of the following sentence. Buyer shall assist Seller in defending any such claim (at Seller’s reasonable expense) upon request by Seller. Should Buyer be enjoined from selling or using the Bloom System as a result of such claim, Seller will, at its sole option and discretion, either (i) procure or otherwise obtain for Buyer the right to use or sell the Bloom System; (ii) modify the Bloom System so that it becomes non-infringing but still substantially meets the original functional specifications of the Bloom System (in which event, for the avoidance of doubt, all warranties hereunder shall continue to apply unmodified); (iii) upon return of the Bloom System to Seller, as directed by Seller, provide to Buyer a non-infringing Bloom System meeting the functional specifications of the Bloom System, or (iv) when and if none of the first three options is reasonably available to Seller, authorize the return of the Bloom System to Seller and, upon receipt thereof, return to Buyer all monies paid by Buyer to Seller for the cost of the Bloom System itself, net of any monies paid by Seller to Buyer for any performance guaranties or other warranty claims; provided that Seller shall not elect the option in the preceding clause (i) without the Buyer’s written consent if such election is reasonably expected to materially decrease Buyer’s revenues or materially increase Buyer’s operating expenses.

(b) THIS INDEMNITY SHALL NOT COVER ANY CLAIM:

(i) for patent infringement based upon any combination made by Buyer of any Bloom System with any other product or products or modifications made by Buyer to any part of the Bloom System, unless such combination or modification is in accordance with Seller’s specifications for the Bloom System, or unless the combination or modification is made by or on behalf of or at the written request of Seller; or

(ii) for infringement of any proprietary rights arising in whole or in part from changes; combinations or modifications made to the Bloom System by Buyer or from any aspect of the Bloom System which was designed by or requested by Buyer on a custom basis.

Section 10.2. Indemnification of Seller by Buyer. Buyer shall indemnify, defend and hold harmless Seller, its officers, directors, employees, shareholders, Affiliates and agents (each, a “Seller Indemnitee”) from and against any and all Indemnifiable Losses asserted against or suffered by any Seller Indemnitee arising out of a claim by a third party (other than a claim for Seller Indemnitee’s breach of contract) and in any way relating to, resulting from or arising out of or in connection with any Third Party Claims against a Seller Indemnitee to the extent arising out of or in connection with (a) the negligent or intentional acts or omissions of Buyer or its subcontractors, agents or employees or others under Buyer’s control (excluding any Seller Affiliate) or (b) operation of Bloom Systems by any party other than Seller or an Affiliate or subcontractor of Seller after such Bloom Systems have been purchased by Buyer pursuant to this Agreement (but subject to Seller’s warranties, covenants and indemnities under this Agreement and any other Transaction Document to which Seller is a party); provided that Buyer shall have no obligation to indemnify Seller for any negligence, fraud or willful misconduct of any Seller Indemnitee or the breach by Seller or any Seller Indemnitee of its covenants and warranties under this Agreement or any other Transaction Document.

Section 10.3. Indemnification of Buyer by Seller. Seller shall indemnify, defend and hold harmless Buyer, its members, managers, officers, directors, employees, Affiliates and agents (each, a “Buyer Indemnitee”) from and against any and all Indemnifiable Losses asserted against or suffered by any Buyer Indemnitee arising out of a claim by a third party (other than a claim for Buyer Indemnitee’s breach of contract) and in any way relating to, resulting from or arising out of or in connection with any Third Party Claims against a Buyer Indemnitee to the extent arising out of or in connection with the negligent or intentional acts or omissions of Seller or its subcontractors, agents or employees or others under Seller’s control (other than matters addressed separately in Section 10.1, which shall be governed by the terms thereof); provided that, Seller shall have no obligation to indemnify Buyer for any negligence, fraud or willful misconduct of a Buyer Indemnitee, the breach by Buyer of its covenants and warranties under this Agreement or the inability to utilize any tax benefits (for the avoidance of doubt, the Grant is not considered a tax benefit).

Section 10.4. Indemnity Claims Procedure. Except as otherwise provided in Section 10.1, if any indemnifiable claim is brought against a Party (the “Indemnified Party”), then the other Party (the “Indemnifying Party”) shall be entitled to participate in, and, unless in the opinion of counsel for the Indemnifying Party a conflict of interest between the Parties may exist with respect to such claim, assume the defense of such claim, with counsel reasonably acceptable to the Indemnifying Party. If the Indemnifying Party does not assume the defense of the Indemnified Party, or if a conflict precludes the Indemnifying Party from assuming the defense, then the Indemnifying Party shall reimburse the Indemnified Party on a monthly basis for the Indemnified Party’s defense through separate counsel of the Indemnified Party’s choice. Even if the Indemnifying Party assumes the defense of the Indemnified Party with acceptable counsel, the Indemnifying Party, at its sole option, may participate in the defense, at its own expense, with counsel of its own choice without relieving the Indemnifying Party of any of its obligations hereunder.

Section 10.5. Limitation of Liability.

(a) Notwithstanding anything to the contrary in this Agreement, in no event shall a Party be liable to the other Party for an amount in excess of the Maximum Liability unless and to the extent such liability is the result of (i) (A) fraud or willful misconduct of a Party, (B) a Third Party Claim or (C) a claim of Seller against Buyer for the Buyer’s failure to pay the Purchase Price for any Bloom System (which amount shall not be included in calculating Buyer’s Maximum Liability), (ii) a claim against Seller under Section 10.1, which shall be included in calculating Seller’s Maximum Liability, and for which Seller shall not have liability in excess of twice the Maximum Liability, calculated when taken together with all other liabilities that are subject to the Maximum Liability cap, (iii) a claim against Seller in the event of any breach, default or misrepresentation of any representation and warranty or covenant set forth in Section 4.2(d) or Section 4.3 or (iv) a claim against Seller under Section 8.9. Subject always to the Maximum Liability limitations set forth in the preceding sentence, except for damages specifically provided for in this Agreement or in connection with the indemnification for damages awarded to a third party under a Third Party Claim, damages hereunder are limited to direct damages, and in no event shall a Party be liable to the other Party, and the Parties hereby waive claims, for (x) indirect, punitive, special or consequential damages or loss of profits; provided, however, that the loss of profits language set forth in this Section 10.5(a) shall not be interpreted to exclude from Indemnifiable Losses any claim, demand, suit, loss, liability, damage, obligation, payment, cost or expense (including the cost and expense of any action, suit, proceeding, assessment, judgment, settlement or compromise relating thereto and reasonable attorneys’ fees and reasonable disbursements in connection therewith) that would otherwise be included in the definition of Indemnifiable Losses because they result from a reduction in the profits of Buyer, Diamond State Generation Holdings, LLC, or both, and (y) losses or liabilities incurred by the officers, directors, members, managers, partners, shareholders or Affiliates of such Party (unless on behalf of Buyer).

(b) Each Party hereby waives any claim under this ARTICLE X irrespective of the legal theory under which it is brought to the extent such claim is covered by the insurance of the claiming Party.

Section 10.6. No Duplication of Claims. Notwithstanding anything to the contrary in this Agreement, the Parties acknowledge and agree that no claiming or indemnified party shall be entitled to a double recovery under the indemnification provisions of this ARTICLE X and the indemnification provisions of the O&M Agreement, and the limitations of liability set forth in this Agreement and the O&M Agreement are to be calculated on an aggregate basis taking into account all claims (if any) made under this Agreement and the O&M Agreement.

Section 10.7. Survival. The Parties’ respective rights and obligations under this ARTICLE X shall survive any total or partial termination of this Agreement.

ARTICLE XI.

MISCELLANEOUS PROVISIONS

Section 11.1. Amendment and Modification. This Agreement may be amended, modified or supplemented only by written agreement of Buyer and Seller.

Section 11.2. Intentionally Deleted.

Section 11.3. Waiver of Compliance; Consents. Except as otherwise provided in this Agreement, any failure of any of the Parties to comply with any obligation, covenant, agreement or condition herein may be waived by the Party entitled to the benefits thereof only by a written instrument signed by the Party granting such waiver, but any such waiver of such obligation, covenant, agreement or condition shall not operate as a waiver of, or estoppel with respect to, any subsequent failure to comply therewith.

Section 11.4. Notices. All notices and other communications hereunder shall be in writing and shall be deemed given when received if delivered personally or by facsimile transmission with completed transmission acknowledgment, or when delivered or when delivery is refused if mailed by overnight delivery via a nationally recognized courier or registered or certified first class mail (return receipt requested), postage prepaid, to the recipient Party at its below address (or at such other address or facsimile number for a Party as shall be specified by like notice; provided, however, that notices of a change of address shall be effective only upon receipt thereof):

To Seller:	Bloom Energy Corporation
1299 Orleans Drive
Sunnyvale, CA 94089-1137
Attention: [***]
Telephone: [***]
Fax: [***]
Email: [***]

[***] Confidential Treatment Requested

To Buyer:	Diamond State Generation Partners, LLC
c/o Bloom Energy Corporation
1299 Orleans Drive
Sunnyvale, CA 94089-1137
Attention: Scott Reynolds Telephone: (408) 543-1551
Fax: (408) 543-1501
Email: sreynolds@bloomenergy.com

Section 11.5. Assignment; Subcontractors. This Agreement and all of the provisions hereof shall be binding upon and inure to the benefit of the Parties and their respective successors and permitted assigns (including by operation of law), but neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned by any Party, whether by operation of law or otherwise, without the prior written consent of the other Party, provided that either Party may collaterally assign its rights under this Agreement to any party providing debt or equity financing to it without the consent of the other Party. Notwithstanding the foregoing sentence, (a) Seller shall be entitled to assign its right, title and interest in and to this Agreement to an Affiliate under common ownership with Seller and (b) Seller shall be entitled to subcontract any of its obligations under this Agreement, provided that such assignment or subcontracting shall not excuse Seller from the obligation to competently perform any subcontracted obligations or to remain qualified as a QFCP.

Section 11.6. Dispute Resolution; Governing Law. In the event a dispute, controversy or claim arises hereunder, including any claim whether in contract, tort (including negligence), strict product liability or otherwise, the aggrieved Party will promptly provide written notification of the dispute to the other Party within [***] days after such dispute arises. Thereafter, a meeting shall be held promptly between the Parties, attended by representatives of the Parties with decision-making authority regarding the dispute, to attempt in good faith to negotiate a resolution of the dispute. If the Parties are not successful in resolving a dispute within [***] days, then, subject to the limitations on remedies set forth in Section 9.3 and Section 9.4 and ARTICLE X, either Party may pursue whatever rights it has available under this Agreement, at law or in equity.

Section 11.7. Governing Law, Jurisdiction, Venue. THIS AGREEMENT SHALL BE GOVERNED BY AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES (OTHER THAN SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW). THE PARTIES HEREBY IRREVOCABLY SUBMIT TO THE EXCLUSIVE JURISDICTION OF ANY STATE OR FEDERAL COURT IN NEW YORK COUNTY, NEW YORK WITH RESPECT TO ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT. EACH PARTY IRREVOCABLY AND UNCONDITIONALLY WAIVES TRIAL BY JURY IN ANY ACTION, SUIT OR PROCEEDING RELATING TO A DISPUTE AND FOR ANY COUNTERCLAIM WITH RESPECT THERETO.

Section 11.8. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Signatures delivered by facsimile (or portable document format) will be considered original signatures, and each Party shall thereafter promptly deliver original signatures to the other Party.

[***] Confidential Treatment Requested

Section 11.9. Interpretation. The articles, section and schedule headings contained in this Agreement are solely for the purpose of reference, are not part of the agreement of the Parties and shall not in any way affect the meaning or interpretation of this Agreement.

Section 11.10. Entire Agreement. (a) The Transaction Documents and the exhibits, schedules, documents, certificates and instruments referred to therein, embody the entire agreement and understanding of the Parties in respect of the transactions contemplated by this Agreement.

(b) Each Party acknowledges that, in agreeing to enter into this Agreement, it has not relied on any representation, warranty, collateral contract or other assurance (except those repeated in this Agreement and any other agreement entered into on the date of this Agreement between the Parties) made by or on behalf of any other Party at any time before the signature of this Agreement. Each Party waives all rights and remedies which, but for this clause (b), might otherwise be available to it in respect of any such representation, warranty, collateral contract or other assurance.

Section 11.11. Construction of Agreement. The terms and provisions of this Agreement represent the results of negotiations between Buyer and Seller, each of which has been represented by counsel of its own choosing, and neither of which has acted under duress or compulsion, whether legal, economic or otherwise. Accordingly, the terms and provisions of this Agreement shall be interpreted and construed in accordance with their usual and customary meanings, and Buyer and Seller hereby waive the application in connection with the interpretation and construction of this Agreement of any rule of law to the effect that ambiguous or conflicting terms or provisions contained in this Agreement shall be interpreted or construed against the Party whose attorney prepared the executed draft or any earlier draft of this Agreement.

Section 11.12. Severability. If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced by any rule of law or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to any Party.

Section 11.13. Attorneys’ Fees. If any action or proceeding to enforce this Agreement or any provision hereof is brought by any Party, the prevailing party shall be entitled to recover from the non-prevailing Party its attorneys’ fees and its costs and expenses of suit, including actual attorneys’ and consultants’ fees. In the event that any Party hereto secures a judgment in any proceeding brought to enforce or interpret this Agreement, then any cost of expense incurred in enforcing or in successfully appealing from such judgment, including actual attorneys’ fees shall be paid by the Party against whom such judgment has been rendered or against whom an appeal is won, and shall be recoverable separately from and in addition to any other amount included in such judgment.

Section 11.14. Further Assurances. Each Party agrees to execute and deliver such additional documents and instruments and to perform such additional acts as may be necessary or appropriate to effectuate, carry out and perform all of the terms, provisions, and conditions of this Agreement and the transactions contemplated by this Agreement.

Section 11.15. Independent Contractors. The Parties acknowledge that, save as expressly set out in this Agreement to the contrary, each Party is entering into this Agreement as an independent contractor and nothing in this Agreement shall be interpreted or applied so as to make the relationship of any of the Parties that of partners, joint ventures or anything other than independent contractors.

Section 11.16. Limitation on Export. Buyer agrees that it will not export, re-export, resell, ship or divert directly or indirectly any Bloom System in any form or technical data or Software furnished hereunder to any country prohibited by the United States government or any Government Authority, or for which an export license or other governmental approval is required, without first obtaining such license or approval.

Section 11.17. Time of Essence. Time is of the essence with respect to all matters contained in this Agreement.

Section 11.18. Right of Offset. Buyer at its sole option is hereby authorized to set off any amounts owed Buyer under the O&M Agreement or this Agreement, as applicable, against any amounts owed by Buyer to Seller under the O&M Agreement or this Agreement. The rights provided by this paragraph are in addition to and not in limitation of any other right or remedy (including any right to set-off, counterclaim, or otherwise withhold payment) to which Buyer may be entitled (whether by operation of law, contract or otherwise).

Section 11.19. No Rights in Third Parties. Except as otherwise specified herein, (a) nothing in this Agreement nor any action taken hereunder shall be construed to create any duty, liability or standard of care to any Person that is not a Party, (b) no person that is not a Party shall have any rights or interest, direct or indirect, in this Agreement or the services to be provided hereunder and (c) this Agreement is intended solely for the benefit of the Parties, and the Parties expressly disclaim any intent to create any rights in any third party as a third-party beneficiary to this Agreement or the services to be provided hereunder.

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IN WITNESS WHEREOF, Buyer and Seller have this Master Energy Server Purchase Agreement to be signed by their respective duly authorized officers as of the Agreement Date.

BUYER

DIAMOND STATE GENERATION PARTNERS, LLC a Delaware limited liability company

By:	/s/ William Brockenborough
Name:	William Brockenborough
Title:	Vice President

[Signature Page to Master Energy Server Purchase Agreement]

SELLER

BLOOM ENERGY CORPORATION a Delaware corporation

By:	/s/ Martin Collins
Name:	Martin Collins
Title:

[Signature Page to Master Energy Server Purchase Agreement]

Annex A

Minimum Power Product Example Calculation

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MESPA

Annex A

Sample One-Month Minimum Power Product Example Calculation

2014
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MESPA

AnnexA

Sample One-Year Minimum Power Product Example Calculation

2014
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Annex B

Insurance

Without limiting the foregoing, Seller shall, without cost to Buyer, maintain in effect at all times the types of insurance required by the following provisions together with any other types of insurance required hereunder, with insurance companies rated A- X or better, by Best’s Insurance Guide and Key Ratings (or an equivalent rating by another nationally recognized insurance rating agency of similar standing if Best’s Insurance Guide and Key Ratings shall no longer be published) or other insurance companies of recognized responsibility satisfactory to Buyer, the following insurance coverages in form and amount acceptable to Buyer:

Commercial General Liability Insurance. Commercial General Liability insurance covering Seller and its operations, written on “occurrence” policy forms, including coverage for premises/operations, products/completed operations, broad form property damage, blanket contractual liability, and personal injury, with no exclusions for explosion, collapse and underground perils, or fire, with primary coverage limits of no less than One Million Dollars ($1,000,000) for injuries or death to one or more persons or damage to property resulting from any one occurrence, and a products and completed operations liability aggregate limit of not less than Two Million Dollars ($2,000,000). The commercial general liability policy shall also include a severability of interest clause with no exclusions or limitations on cross liability.

Automobile Liability Insurance. Automobile liability insurance including coverage for owned, leased, non-owned and hired automobiles for both bodily injury and property damage in accordance with statutory legal requirements, with combined single limits of no less than One Million Dollars ($1,000,000) per accident with respect to bodily injury, property damage or death.

Workers’ Compensation Insurance. Workers’ compensation insurance in accordance with statutory requirements, including coverage for employer’s liability with a limit of not less than One Million Dollars ($1,000,000) and such other forms of insurance which Seller is required by Law to provide for loss resulting from injury, sickness, disability or death of each of their employees.

Umbrella / Excess Liability. Umbrella or excess liability insurance of not less than Fifteen Million Dollars ($15,000,000) per occurrence and in the aggregate. Such coverage shall written on “occurrence” policy forms and provide excess cover over the insurance required above.

Errors & Omissions. E&O insurance of not less than One Million Dollars ($1,000,000) per occurrence and in the aggregate. Such coverage shall written on an “occurrence” or “claims made” policy form.

Installation or Builders All Risk. In the event that Seller takes risk of loss during the installation or construction process, builders risk insurance or installation floater on an all risk policy form including testing and commissioning plus resulting or ensuing damage arising out of design error or faulty workmanship, the perils of flood, earthquake, windstorm (named windstorm exclusion permitted), hail, lightning, strike, terrorism, riot and civil commotion, vandalism and malicious mischief, subject to terms, deductibles and sublimits that are consistent with exposure and current industry practice.

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All-Risk Property Insurance. “All-Risk” property or marine all risk floater policy form, as such term is used in the insurance industry, including coverage for the perils of flood, earthquake, named windstorm, hail, lightning, strike, terrorism, riot and civil commotion, vandalism and malicious mischief, subject to terms that are consistent with current industry practice. Such policy shall insure all real and personal property of Seller whether at a fixed (including non-owned location for off-Site repair or refurbishment), off-Site storage or a warehouse location or while in the course of inland or ocean transit (as the case may be), for an amount of not less than the greater of $10,000,000 or the full replacement cost value of such property and equipment at risk at each location, unless otherwise agreed by Buyer.

Sub-limits are permitted with respect to the following perils:

(i) Off-Site property, to the extent exposure exist, in an amount not less than the full replacement cost values property at risk;

(ii) Inland transit, to the extent exposure exist, One Million Eight Hundred Ninety-One Thousand Dollars ($1,891,000) maximum but in no event less than an amount to satisfy the full replacement cost values of any shipment;

(iii) Earthquake, aggregated limit as commercially available but in no event less than $2,500,000;

(iv) Flood, aggregated limit as commercially available but in no event less than $2,500,000

(v) such other coverages customarily sub-limited and/or aggregated or restricted in reasonable amounts consistent with current industry practice, including without limitation, extra expense, debris removal, on site pollutant cleanup (resulting from a covered peril) and other perils normally sub-limited.

Such policy shall include: (a) an automatic reinstatement of limits following each loss except for those perils normally aggregated (including the perils of earthquake, pollution cleanup, flood, windstorm and terrorism), (b) a replacement cost valuation endorsement with no deduction for depreciation and no coinsurance clauses (or a waiver thereof).

All such policies may have per occurrence deductibles of not greater than One Hundred Thousand Dollars ($100,000) for all perils except five percent (5%) of TIV for Earthquake and Flood unless otherwise approved by Buyer.

Additional Insurance. To the extent that exposure changes and additional insurance (as to risks covered, policy amounts, policy provisions or otherwise) as are from time to time insured against for property and facilities similar in nature are available, such insurance as Buyer may reasonably require. To the extent that a Material Contract (as defined in the ECCA) requires Seller to maintain additional insurance coverage, higher limits or any other insurance requirement because of Seller’s undertakings pursuant to this Agreement (“Required Insurance”), Seller shall obtain and maintain the Required Insurance for as long as required under such Material Contract.

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TERMS

Policies issued pursuant hereto shall contain the following or equivalent wording unless Seller demonstrates, and Buyer agrees, that such wording is not available on commercially reasonable terms (in which case alternative wording, if any, shall be subject to the agreement of Buyer).

No Coinsurance or Self-insurance/Replacement Cost. All property / marine type insurance shall be on a “no coinsurance or self-insurance/replacement cost” basis.

Additional Insured. All policies wherein Buyer has an insurable interest shall insure the interests of Buyer and all policies, other than Workers Compensation and Property, shall name (by endorsement if not so designated on the original policy wording) Buyer as additional insured, unless Buyer is named as an insured under the policy.

Waiver of Subrogation and Cancellation. To the extent not provided in the additional insured status, each policy shall waive subrogation against Buyer. Each such policy shall provide that if any premium or installment is not paid when due, or if such insurance is to be canceled, terminated or adversely materially changed for any reason whatsoever, the insurers (or their representatives) will promptly notify Buyer, and any such cancellation, termination or change shall not be effective until [***] days, ([***] days with regard to nonpayment), after receipt of such notice by Buyer, other than in respect of policies covering war and kindred risks.

Annual Insurance Certificate. Each year the insurance program renews, a certificate signed by a duly authorized representative of Seller or its insurance broker/agent, showing the insurance pursuant to this Schedule and stating that such insurance complies in all material aspects with the terms hereof, together with evidence of payment of the premiums thereon, shall be provided to Buyer.

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Annex C

Power Performance Warranty Claim Example Calculation

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MESPA

Annex C

Sample One-Month Power Performance Warranty Claim Example Calculation

2014
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Annex C

Sample One-Year Power Performance Warranty Claim Example Calculation

2015
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Annex D

Efficiency Warranty Claim Example Calculation

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MESPA

Annex D

Sample One-Month Efficiency Warranty Claim Example Calculation

2014
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Annex E

Sample Gas Payment Shortfall Claim Example Calculation

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MESPA

Annex E

Sample Gas Payment Shortfall Claim Example Calculation

2015
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Exhibit A

Form of Purchase Order

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Exhibit B

Form of Bill of Sale

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BILL OF SALE

This BILL OF SALE, dated as of is made by BLOOM ENERGY CORPORATION, a Delaware corporation (“Seller”), to DIAMOND STATE GENERATION PARTNERS, LLC, a Delaware limited liability company (“Buyer”), and is delivered pursuant to the Master Energy Server Purchase Agreement, dated as of             , 2012 (the “MESP Agreement”), between Seller and Buyer, in connection with the transfer of the assets described on Exhibit A attached hereto (the “Purchased System”).

Seller hereby assigns, conveys, sells, delivers, sets over and transfers to Buyer, for the consideration, and on the terms and conditions, set forth in the MESP Agreement, all of Seller’s rights, title and interest in, under and to the Purchased System, and Buyer hereby accepts such assignment and agrees, in accordance with the MESP Agreement, to assume all liabilities and obligations with respect thereto. This Bill of Sale shall inure to the benefit of and be binding upon the parties hereto and their respective successors and assigns.

This Bill of Sale shall be governed by, and construed in accordance with, the laws of the State of New York.

[Signature Page Follows]

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In Witness Whereof, the parties hereto have caused this Bill of Sale to be signed by their respective duly authorized officers as of the date first written above.

SELLER:

BLOOM ENERGY CORPORATION

By:
Name:
Title:

BUYER:

DIAMOND STATE GENERATION PARTNERS, LLC

By:
Name:
Title:

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EXHIBIT A

Purchased System

Original Purchase Order Number: [ xxx]

[ #] Systems, [Product Number]

Delivered to:

Serial Number(s):

Nameplate Capacity:                      kW

State (place) of origin:

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Exhibit C

Efficiency Bank Operation Example Calculation

1

MESPA

Exhibit C

Efficiency Bank Operation Example Calculation

2014
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